[LETTER HEAD OF CDC NVEST FUNDS]
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Statement of Additional Information - PART I
May 1, 2003, as revised September 15, 2003 for:

Loomis Sayles Core Plus Bond Fund
Loomis Sayles Government Securities Fund

September 15, 2003 for:

Loomis Sayles High Income Fund
Loomis Sayles Limited Term U.S. Government Fund
Loomis Sayles Strategic Income Fund

     This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by (1) with respect to the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Government Securities Fund, the Prospectus of the Funds dated May 1, 2003 for Class A, Class B, Class C or Class Y shares, as from time to time revised or supplemented and (2) with respect to the Loomis Sayles High Income, Loomis Sayles Limited Term U.S. Government and Loomis Sayles Strategic Income Funds, the Prospectus of the Funds dated September 15, 2003, as from time to time revised or supplemented (each, a "Prospectus" and, together, the "Prospectuses"). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.

     Part I of this Statement contains specific information about the Funds listed above. Part II includes information about the Funds and other CDC Nvest Funds.

     Loomis Sayles Core Plus Bond Fund (formerly CDC Nvest Bond Income Fund) and Loomis Sayles Government Securities Fund (formerly CDC Nvest Government Securities Fund) are each a diversified fund and a series of CDC Nvest Funds Trust I, a registered open-end management investment company that offers shares of a total of 11 funds. Prior to September 15, 2003, Loomis Sayles High Income Fund and Loomis Sayles Limited Term U.S. Government Fund were series of CDC Nvest Funds Trust II, a registered open-end management investment company; and Loomis Sayles Strategic Income Fund was a series of CDC Nvest Funds Trust I (together, the "Predecessor Funds"). During such time, these Funds were named the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund, and CDC Nvest Strategic Income Fund, respectively. Effective September 12, 2003, the respective Predecessor Funds were reorganized as series of Loomis Sayles Funds II, a registered, open-end management investment company that offers shares of a total of 14 funds, and renamed the "Loomis Sayles High Income Fund," "Loomis Sayles Limited Term U.S. Government Fund", and "Loomis Sayles Strategic Income Fund" (the "Successor Funds"). Financial performance and other information included or incorporated herein with respect to each Successor Fund is that of its respective Predecessor Fund. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust."

     The Funds' financial statements and accompanying notes that appear in such Fund's annual and semiannual reports are incorporated by reference into Part I of this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge, by calling 800-225-5478.

                                Table of Contents

Part I                                                                     Page
Investment Restrictions                                                    ii
Fund Charges and Expenses                                                  vii
Ownership of Fund Shares                                                   xii
Investment Performance of the Fund                                         xiv

Part II
Miscellaneous Investment Practices                                         4
Management of the Trusts                                                   30
Portfolio Transactions and Brokerage                                       63
Description of the Trusts and Ownership of Shares                          71
Portfolio Turnover                                                         75
How to Buy Shares                                                          76
Net Asset Value and Public Offering Price                                  76
Reduced Sales Charges                                                      78
Shareholder Services                                                       80
Redemptions                                                                87
Standard Performance Measures                                              89
Income Dividends, Capital Gain Distributions and Tax Status                95
Financial Statements                                                       100
Appendix A - Description of Bond Ratings                                   101
Appendix B - Media That May Contain Fund Information                       106
Appendix C - Advertising and Promotional Literature                        108

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                             INVESTMENT RESTRICTIONS
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     The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Except in the case of those restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Loomis Sayles Core Plus Bond Fund
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund") will not:

*(1) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(3) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(4) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering, other securities, and (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts.

*(10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

+(11) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees).

(12) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in bond investments. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC").

     The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

     In restriction (12), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles Government Securities Fund
Loomis Sayles Government Securities Fund (the "Government Securities Fund") will not:

(1) Invest in any securities other than U.S. government securities, put and call options thereon, futures contracts, options on futures contracts and repurchase agreements.

*(2) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(6) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(8) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts.

+(9) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees).

(10) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

     Although the Government Securities Fund may from time to time loan its portfolio securities and issue senior securities, borrow money or pledge its assets to the extent permitted by investment restrictions (4), (5) and (6) above, the Fund has no current intention of engaging in such investment techniques.

     The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(9) above.

     In restriction (10), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles High Income Fund
Loomis Sayles High Income Fund (the "High Income Fund") will not:

*(1) Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company.

*(2) Purchase securities on "margin," except for short-term credits as needed to clear securities purchases.

*(3) Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities.

*(4) Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC.

*(5) Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indexes and (b) write, purchase or sell put or call options on securities, on securities indexes or on futures contracts of the type referred to in clause (a) of this restriction.

*(6) Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans.

*(7)  Make short sales of securities or maintain a short position.

*(8) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein.

*(9) Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs.

*(10) Underwrite the securities of other issuers.

*(11) Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities.

*(12) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

*(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 33 1/3% of its total assets.

*(14) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (13) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Loomis Sayles Funds' Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

+(15) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Loomis Sayles Funds' trustees).

     The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(15) above.

Loomis Sayles Limited Term U.S. Government Fund
Loomis Sayles Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund") will not:

*(1) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(2) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(3) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(4) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Loomis Sayles Funds' trustees).

(11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

     Although the Fund may from time to time make short sales, issue senior securities, borrow money or pledge its assets to the extent permitted by the investment restrictions set forth above, the Fund has no current intention of engaging in such investment techniques.

     The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(10) above.

     In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles Strategic Income Fund
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund") will not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry).

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

(3) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well).

*(4) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

(5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets).

*(6) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities.

*(7) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing).

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

(10) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

+(11) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Loomis Sayles Funds' trustees).

*(12) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Loomis Sayles Funds' Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

      The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

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                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

     Pursuant to separate advisory agreements, each dated September 1, 2003, Loomis, Sayles & Company, L.P. ("Loomis Sayles") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table, reduced by the amount of any fees paid to CDC IXIS Asset Management Advisers, L.P. (CDC IXIS Advisers") under any Advisory Administration Agreement.

                        Advisory fee payable by Fund to Loomis Sayles
Fund                    (as a % of average daily net assets of the Fund)
---------------------   ------------------------------------------------

Core Plus Bond Fund      0.250%     of the first $100 million
                        0.1875%     of amounts in excess of $100 million

Government Securities
 Fund                   0.2750%     of the first $200 million
                        0.2625%     of the next $300 million
                        0.2500%     of amounts in excess of $500 million

High Income Fund         0.700%     of the first $200 million
                         0.650%     of amounts in excess of $200 million

Limited Term U.S.
 Government Fund         0.570%     of the first $200 million
                         0.545%     of the next $300 million
                         0.520%     of amounts in excess of $500 million

Strategic Income Fund    0.650%     of the first $200 million
                         0.600%     of amounts in excess of $200 million

ADVISORY ADMINISTRATION AGREEMENT

     Pursuant to separate advisory administration agreements dated September 1, 2003, the Core Plus Bond Fund and the Government Securities Fund have retained CDC IXIS Advisers to provide certain administrative and oversight services to these Funds. For the services described in the advisory administration agreements, CDC IXIS Advisers receives fees at the annual rates set forth in the following table:

                               Subadvisory fee payable to subadviser
Fund                           (as a % of average daily net assets of the Fund)
--------------------------     ------------------------------------------------

Core Plus Bond Fund            0.2500%      of the first $100 million
                               0.1875%      of amounts in excess of $100 million

Government Securities Fund     0.2750%      of the first $200 million
                               0.2625%      of the next $300 million
                               0.2500%      of amounts in excess of $500 million

     For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Funds and of these amounts, the total paid to CDC IXIS Advisers, the Funds' former adviser, and the total paid to any subadvisers of the Funds:+

Core Plus Bond Fund
                                        2000           2001           2002
                                    ------------   ------------   ------------
Total Advisory Fee                  $  1,240,185   $  1,323,375   $  1,317,903
CDC IXIS Advisers
   Total Paid                       $    620,092   $    661,687   $    658,951
Loomis Sayles*
   Total Paid                                 --   $    340,262   $    658,952
Back Bay Advisors*
   Total Paid                       $    620,093   $    321,426             --

Government Securities Fund
                                        2000           2001           2002
                                    ------------   ------------   ------------
Total Advisory Fee**                $    564,715   $    553,031   $    502,700
CDC IXIS Advisers
   Total Paid                       $    282,357   $    274,516   $    251,350
Loomis Sayles***
   Total Paid                                 --   $    135,584   $    251,350
Back Bay Advisors***
   Total Paid                       $    282,358   $    142,931             --

High Income Fund
                                        2000           2001           2002
                                    ------------   ------------   ------------
Total Advisory Fee                  $    905,934   $    639,246   $    407,408
CDC IXIS Advisers
   Total Paid                       $    452,967   $    319,623   $    203,704
Loomis Sayles
   Total Paid                       $    452,967   $    319,623   $    203,704

Limited Term U.S. Government Fund
                                        2000           2001           2002
                                    ------------   ------------   ------------
Total Advisory Fee**                $    984,627   $    872,975   $    774,861
CDC IXIS Advisers
   Total Paid                       $    492,314   $    436,488   $    387,430
Loomis Sayles***
   Total Paid                                 --   $    208,832   $    387,431
Back Bay Advisors***
   Total Paid                       $    492,313   $    227,655             --

Strategic Income Fund
                                        2000           2001           2002
                                    ------------   ------------   ------------
Total Advisory Fee                  $  1,821,471   $  1,621,731   $  1,404,810
CDC IXIS Advisers
   Total Paid                       $    860,735   $    760,865   $    652,405
Loomis Sayles
   Total Paid                       $    960,736   $    860,866   $    752,405

* Prior to June 18, 2002, Back Bay Advisors, L.P. ("Back Bay Advisors") served as subadviser to the Fund, pursuant to a subadvisory agreement between CDC IXIS Advisers and Back Bay Advisors providing for the same subadvisory fees as are currently payable by the Fund to Loomis Sayles.

** Prior to October 1, 2001, CDC IXIS Advisers served as adviser to the Fund pursuant to an advisory agreement providing for an advisory fee at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million of the Fund's average daily net assets and 0.60% of such assets in excess of $500 million.

*** Prior to June 1, 2001, Back Bay Advisors served as subadviser to the Fund pursuant to a subadvisory agreement between CDC IXIS Advisers and Back Bay Advisors providing for a subadvisory fee at the annual rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million of the Fund's average daily net assets and 0.300% of such assets in excess of $500 million. For the period June 1, 2001 to September 30, 2001 Loomis Sayles served as subadviser to the Fund under an interim subadvisory agreement providing for the same fee payable to Back Bay Advisors.

+ On September 12, 2003, the Predecessor Funds reorganized into the Successor Funds and, as a result, each Successor Fund assumed the financial and accounting information of its respective Predecessor Fund. The table therefore includes fees under previous investment advisory and subadvisory arrangements applicable to the Predecessor Funds. The advisory fees reported for fiscal year 2002 reflect these arrangements. In addition, effective September 1, 2003, the investment advisory agreements among the Core Plus Bond Fund and Government Securities Fund, on the one hand, and CDC IXIS Advisers, on the other hand, were amended to replace CDC IXIS Advisers with Loomis Sayles as investment adviser to the Funds. Prior to September 1, 2003, Loomis Sayles managed the assets of these Funds as subadviser under separate investment subadvisory agreements that terminated on September 1, 2003. CDC IXIS Advisers continues to provide certain administrative and oversight services to the Core Plus Bond Fund and Government Securities Fund.

     Loomis Sayles has given a binding undertaking to the Strategic Income Fund to limit the amount of its totoal annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25%, 2.00% and 2.00% of the Strategic Income Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004.

BROKERAGE COMMISSIONS

     None of the Funds or their Predecessor Funds paid any brokerage commissions in 2000, 2001 or 2002.+ For a description of how transactions in portfolio securities are effected and how the Funds' subadvisers select brokers, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

+ On September 12 ,2003, the Predecessor Funds reorganized into the Successor Funds and, as a result, the Successor Fund assumed the financial and accounting information of the Predecessor Fund. The table therefore includes amounts incurred by the Predecessor Fund through the fiscal year ended December 31, 2002.

Regular Broker-Dealers

     The table below contains the aggregate value of securities of each Fund's regular broker-dealers* (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ending December 31, 2002.

                                                       Aggregate Value
                                                       of Securities of
                                                       each Regular
                                                       Broker or Dealer
                                                       (or its parent)
Fund                           Regular Broker-Dealer   held by Fund
----------------------------   ---------------------   ----------------

Core Plus Bond                 Chase Securities,
                               Inc.                    $      3,012,637
                               State Street Bank &
                               Trust Company           $      2,450,239
                               Goldman Sachs & Co.     $        930,118
Government Securities          Goldman Sachs & Co.     $        796,509
High Income                    Goldman Sachs & Co.     $        223,928
Limited Term U.S. Government   Goldman Sachs & Co.     $        212,693


* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12B-1 FEES

     As explained in Part II of this Statement, the Class A, Class B and (except in the case of the Government Securities Fund, which does not offer Class C shares) Class C shares of each Fund pay the Distributor a fee pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts of Rule 12b-1 fees paid by the Funds (including the Predecessor Funds) under the Plans during the fiscal years ended December 31, 2000, 2001 and 2002. All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor. Compensation payable under the Plans may be paid regardless of the Distributor's expenses.

Fund                                    2000           2001           2002
                                    ------------   ------------   ------------
Core Plus Bond Fund     (Class A)   $    453,608   $    440,761   $    397,181
                        (Class B)   $    916,336   $  1,152,707   $  1,314,367
                        (Class C)   $    135,121   $    122,914   $    103,081

Government Securities
 Fund                   (Class A)   $    187,097   $    178,196   $    177,887
                        (Class B)   $     88,844   $    119,911   $    142,039

High Income Fund        (Class A)   $    153,426   $    106,262   $     67,018
                        (Class B)   $    607,186   $    439,819   $    282,083
                        (Class C)   $     73,309   $     48,339   $     31,502

Limited Term U.S.
 Government Fund        (Class A)   $    450,933   $    404,102   $    373,753
                        (Class B)   $    121,510   $    127,255   $    144,101
                        (Class C)   $     71,993   $     70,969   $     68,615

Strategic Income Fund   (Class A)   $    307,109   $    266,260   $    226,621
                        (Class B)   $  1,246,660   $  1,125,961   $    984,230
                        (Class C)   $    392,600   $    341,235   $    277,462

     During the fiscal year ended December 31, 2002, the Distributor's expenses relating to each Fund or its Predecessor Fund's 12b-1 plans were as follows (Class B compensation to investment dealers exclude advanced commissions sold to a third party):

Core Plus Bond Fund

(Class A shares)
Compensation to Investment Dealers                               $    413,533
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $    697,085
   TOTAL                                                         $  1,110,617

(Class B shares)
Compensation to Investment Dealers                               $  1,590,770
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $  1,847,686
   TOTAL                                                         $  3,438,456

(Class C shares)
Compensation to Investment Dealers                               $     95,755
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $     45,351
   TOTAL                                                         $    141,105

Government Securities Fund
(Class A shares)
Compensation to Investment Dealers                               $    177,866
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $    178,901
   TOTAL                                                         $    356,768

(Class B shares)
Compensation to Investment Dealers                               $    137,558
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $     55,452
   TOTAL                                                         $    193,009

High Income Fund

(Class A shares)
Compensation to Investment Dealers                               $     66,657
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $    143,431
   TOTAL                                                         $    210,088

(Class B shares)
Compensation to Investment Dealers                               $    276,276
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $     29,360
   TOTAL                                                         $    305,636

(Class C shares)
Compensation to Investment Dealers                               $     27,623
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $      6,410
   TOTAL                                                         $     34,034

Limited Term U.S. Government Fund

(Class A shares)
Compensation to Investment Dealers                               $    266,769
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $    359,402
   TOTAL                                                         $    626,170

(Class B shares)
Compensation to Investment Dealers                               $    138,580
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $     69,311
   TOTAL                                                         $    207,891

(Class C shares)
Compensation to Investment Dealers                               $    107,568
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $    215,175
   TOTAL                                                         $    322,743

Strategic Income Fund
(Class A shares)
Compensation to Investment Dealers                               $    226,435
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $    214,412
   TOTAL                                                         $    440,847

(Class B shares)
Compensation to Investment Dealers                               $    966,975
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $    161,140
   TOTAL                                                         $  1,128,114

(Class C shares)
Compensation to Investment Dealers                               $    265,038
Compensation to Distributor's Sales Personnel and Other
Related Costs                                                    $     89,711
   TOTAL                                                         $    354,749

--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------

     As of August 18, 2003, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the indicated classes of the Funds or Predecessor Funds, as the case may be, set forth below.

                                                                     Ownership
    Fund                      Shareholder and Address                Percentage
--------------   ---------------------------------------------     ------------
Core Plus Bond Fund**

   Class A       MLPF&S for the Sole Benefit of Its Customers*             6.33%
                 Attn Fund Administration ML#98484
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

   Class B       MLPF&S for the Sole Benefit of Its Customers*            56.06%
                 Attn Fund Administration ML#97CJ10
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

   Class C       MLPF&S for the Sole Benefit of Its Customers*            16.20%
                 Attn Fund Administration ML#97UD1
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

   Class Y       MetLife Insurance Company*                               42.13%
                 Attn Adrienne Lavis
                 2 Montgomery Street 3rd FL
                 Jersey City, NJ 07302-3899

                 Charles Schwab & Co Inc*                                 18.03%
                 Special Custody Account for Bnft Cust
                 Attn Mutual Funds
                 101 Montgomery Street
                 San Francisco, CA 94104-4122

                 Metropolitan Life Insurance Co*                          13.74%
                 C/O GADC Gerald Hart-Agency
                 Operations NELICO
                 501 Boylston Street 10th FL
                 Boston, MA 02116-3769

                 MLPF&S for the Sole Benefit of Its Customers*            12.43%
                 Attn Fund Administration ML#97PN8
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

                 New England Life Insurance Co*                           12.15%
                 C/O Andrew Kaniuk
                 Met Life The Crescent Floor 6
                 501 Route 22
                 Bridgewater, NJ 08807-2441

Government Securities Fund

   Class Y       New England Mutual Life Ins Co*                          99.78%
                 Separate Investment Accounting
                 Attn Larry Hoisington
                 501 Boylston Street - 6th FL
                 Boston, MA 02116-3769

High Income Fund

   Class A       New England Mutual Life Insurance Company*                5.59%
                 Separate Investment Accounting
                 Attn: Larry Hoisington
                 501 Boylston Street - 6th Floor
                 Boston, MA 02116-3769

   Class B       MLPF&S for the Sole Benefit of Its Customers*             8.77%
                 Attn Fund Administration ML#97CJ3
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

   Class C       MLPF&S for the Sole Benefit of Its Customers*            10.67%
                 Attn Fund Administration ML#97UA1
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

                 Samuel B. Foard, Jr. Trustee                              5.08%
                 Parker J. Beshore Trust
                 4425 Fawn Grove Rd
                 Street, MD 21154-1009

Limited Term U.S. Government Fund

   Class A       Treasurer County of Lake*                                 5.04%
                 255 No. Forbes Street, Room 215
                 Lakeport, CA 95453

   Class B       MLPF&S for the Sole Benefit of Its Customers*            11.54%
                 Attn Fund Administration ML#97CH9
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

   Class C       The Bank of New York as Fund's Custodian for              6.74%
                 the City of Forsyth Georgia*
                 100 Ashford Center N Ste 520
                 Atlanta, GA 30338-4865

                 MLPF&S for the Sole Benefit of Its Customers*            13.51%
                 Attn Fund Administration ML#97UA3
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

   Class Y       New England Mutual Life Ins Co*                          58.44%
                 Separate Investment Accounting
                 Attn Larry Hoisington
                 501 Boylston Street - 6th FL
                 Boston, MA 02116-3769

                 Charles Schwab & Co Inc.                                 33.57%
                 Special Custody Account for Bnft Cust*
                 Attn Mutual Funds
                 101 Montgomery Street
                 San Francisco, CA 94104-4122

                 The New England Life Insurance Company                    7.86%
                 C/O Andrew Kaniuk
                 Met Life the Cresent, Floor 6
                 501 Route 22
                 Bridgewater, NJ 08807-2441

Strategic Income Fund

   Class B       MLPF&S for the Sole Benefit of Its Customers*             7.03%
                 Attn Fund Administration ML#97GM8
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

   Class C       MLPF&S for the Sole Benefit of Its Customers*            20.07%
                 Attn Fund Administration ML#97UB1
                 4800 Deer Lake Dr East 2nd FL
                 Jacksonville, FL 32246-6484

   Class Y       Metlife Insurance Company*                               92.55%
                 Attn Adrienne Lavis
                 Mellon Bank
                 Attn: Queen Roberts
                 1 Mellon Bank Center
                 Pittsburgh, PA 15259-0001

                 MLPF&S for the Sole Benefit of Its Customers*             7.45%
                 Attn Fund Administration ML#97UR8
                 4800 Deer Lake Dr E FL 2
                 Jacksonville, FL 32246-6484

* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

** As of April 18, 2003, Merrill Lynch Pierce Fenner & Smith Inc. ("MFPF&S") for the Sole Benefit of its Customers, Attn Fund Administration ML#98484, 4800 Deer Lake Drive East 2nd FL, Jacksonville, FL 32246-6484 owned 31.62% of the Core Plus Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

                       INVESTMENT PERFORMANCE OF THE FUNDS

          PERFORMANCE RESULTS - PERCENT CHANGE AND COMPARATIVE AVERAGES
                         FOR THE PERIODS ENDED 12/31/02*

CORE PLUS BOND FUND

Class A shares

                                    Aggregate Total Return       Average Annual Total Return
                                -----------------------------   ------------------------------
As a % of                                 5 Years    10 Years    1 Year    5 Years    10 Years
-----------------------------             --------   --------   --------   --------   --------
Net Asset Value                              27.49%     91.71%      2.84%      4.98%      6.72%
Maximum Sales Charge                         21.79%     83.09%     -1.82%      4.02%      6.23%

                                    Average Annual Total        Average Annual Total Return -
                                   Return - After Taxes on       After Taxes on Distributions
                                       Distributions               and Sales of Fund Shares
                                -----------------------------   ------------------------------
As a % of                       1 Year    5 Years    10 Years    1 Year     5 Years   10 Years
-----------------------------   -------   --------   --------   --------   --------   --------
Net Asset Value                    0.68%      2.27%      3.79%      1.70%      2.63%      3.92%
Maximum Sales Charge              -3.88%      1.34%      3.31%     -1.16%      1.86%      3.51%

                                1 Year    5 Years    10 Years
                                -------   --------   --------
Morningstar Intermediate
Bond Fund Average++                7.88%      6.20%      6.69%
Lipper Intermediate
Investment Grade Debt
Average++                          8.14%      6.36%      7.97%


Class B shares

                         Aggregate Total Return               Average Annual Total Return
                         ----------------------------------   ---------------------------------
                                                   Since                                Since
As a % of                            5 Years     9/13/93**     1 Year     5 Years     9/13/93**
----------------------              ---------   -----------   --------   ---------   ----------
Net Asset Value                         22.88%        59.04%      2.12%       4.21%        5.12%
CDSC and Redemption at
End of Period                           21.06%        59.04%     -2.75%       3.90%        5.12%

                                                              Average Annual Total Return -
                         Average Annual Total Return -        After Taxes on Distributions
                         After Taxes on Distributions         and Sales of Fund Shares
                         ----------------------------------   ---------------------------------
                                                   Since                                Since
As a % of                 1 Year     5 Years     9/13/93**     1 Year     5 Years     9/13/93**
----------------------   --------   ---------   -----------   --------   ---------   ----------
Net Asset Value              0.25%       1.82%         2.50%      1.26%       2.18%        2.76%
CDSC and Redemption at
End of Period               -4.62%       1.48%         2.50%     -1.72%       1.91%        2.76%

                          1 Year     5 Years      9/30/93
                         --------   ---------   -----------
Morningstar
Intermediate Bond Fund
Average++                    7.88%       6.20%         6.09%
Lipper Intermediate
Investment Grade Debt
Average++                    8.14%       6.36%         6.11%

Class C shares

                         Aggregate Total Return               Average Annual Total Return
                         ----------------------------------   ---------------------------------
                                                   Since                               Since
As a % of                            5 Years     12/30/94**    1 Year     5 Years    12/30/94**
----------------------              ---------   -----------   --------   ---------   ----------
Net Asset Value                         22.86%        66.29%      2.12%     4.20%          6.56%
Maximum   Sales  Charge
and  Redemption  at End
of Period***                            21.58%        64.63%      0.11%     3.99%          6.43%

                                                              Average Annual Total Return -
                         Average Annual Total Return -        After Taxes on Distributions
                         After  Taxes on Distributions        and Sales of Fund Shares
                         ----------------------------------   ---------------------------------
                                                   Since
As a % of                 1 Year     5 Years     12/30/94**    1 Year     5 Years     10 Years
----------------------   --------   ---------   -----------   --------   ---------   ----------
Net Asset Value              0.24%       1.82%         4.12%      1.26%       2.17%        4.09%
Maximum Sales Charge
and Redemption at End
of Period***                -1.75%       1.61%         3.99%      0.03%       2.00%        3.98%

                                                   Since
                          1 Year     5 Years     12/31/94
                         --------   ---------   -----------
Morningstar
Intermediate Bond Fund
Average++                    7.88%       6.20%         7.53%
Lipper Intermediate
Investment Grade Debt
Average++                    8.14%       6.36%         7.53%

                                     xviii

Class Y shares

                         Aggregate Total Return               Average Annual Total Return
                         ----------------------------------   ---------------------------------
                                                   Since                               Since
As a % of                            5 Years     12/30/94**    1 Year     5 Years    12/30/94**
----------------------              ---------   -----------   --------   ---------   ----------
Net Asset Value                         29.90%        82.66%      3.45%       5.37%        7.82%

                                                              Average Annual Total Return -
                         Average Annual Total Return -        After Taxes on Distributions
                         After Taxes on Distributions         and Sales of Fund Shares
                         ----------------------------------   ---------------------------------
                                                   Since                               Since
As a % of                 1 Year     5 Years     12/30/94**    1 Year     5 Years    12/30/94**
----------------------   --------   ---------   -----------   --------   ---------   ----------
Net Asset Value              1.08%       2.53%         4.88%      2.06%       2.87%        4.85%

                                                  Since
                          1 Year     5 Years     12/31/94
                         --------   ---------   -----------
Morningstar
Intermediate Bond Fund
Average++                    7.88%       6.20%         7.53%
Lipper Intermediate
Investment Grade Debt
Average++                    8.14%       6.36%         7.53%

GOVERNMENT SECURITIES FUND

Class A shares

                         Aggregate Total Return               Average Annual Total Return
                         ----------------------------------   ---------------------------------
As a % of                            5 Years     10 Years      1 Year     5 Years     10 Years
----------------------              ---------   -----------   --------   ---------   ----------
Net Asset Value                         36.98%        88.40%     13.35%       6.50%        6.54%
Maximum Sales Charge                    30.87%        79.96%      8.22%       5.53%        6.05%

                                                              Average Annual Total Return -
                         Average Annual Total Return -        After Taxes on Distributions
                         After Taxes on Distributions         and Sales of Fund Shares
                         ----------------------------------   ---------------------------------
As a % of                 1 Year     5 Years     10 Years      1 Year     5 Years     10 Years
----------------------   --------   ---------   -----------   --------   ---------   ----------
Net Asset Value             11.42%       4.28%         4.05%      8.12%       4.07%        3.96%
Maximum Sales Charge         6.38%       3.33%         3.58%      4.98%       3.28%        3.55%

                          1 Year     5 Years     10 Years
                         --------   ---------   -----------
Morningstar Long
Government Fund
Average++                   13.15%       6.92%         7.72%
Lipper General
Government Funds
Average++                    9.88%       6.55%         6.54%

Class B shares

                         Aggregate Total Return               Average Annual Total Return
                         ----------------------------------   ---------------------------------
                                                   Since                               Since
As a % of                            5 Years     9/23/93**     1 Year     5 Years     9/23/93**
----------------------              ---------   -----------   --------   ---------   ----------
Net Asset Value                         31.98%        59.94%     12.62%       5.71%        5.20%
CDSC and Redemption at End
of Period                               29.98%        59.94%      7.62%       5.38%        5.20%

                                                              Average Annual Total Return -
                         Average Annual Total Return -        After Taxes on Distributions
                         After Taxes on Distributions         and Sales of Fund Shares
                         ----------------------------------   ---------------------------------
                                                   Since                               Since
As a % of                 1 Year     5 Years     9/23/93**     1 Year     5 Years     9/23/93**
----------------------   --------   ---------   -----------   --------   ---------   ----------
Net Asset Value             11.01%       3.81%         3.07%      7.69%       3.60%        3.05%
CDSC and Redemption at
End of Period                6.01%       3.46%         3.07%      4.62%       3.32%        3.05%


                                                   Since
                          1 Year       5 Years    9/30/93
                         --------   ---------   -----------
Morningstar Long
Government Fund
Average++                   13.15%       6.92%         6.58%
Lipper General
Government Funds
Average++                    9.88%       6.55%         5.95%

Class Y shares

                   Aggregate Total Return                Average Annual Total Return
                   ---------------------------------     -----------------------------------
                                           Since                                 Since
As a % of                       5 Years    3/31/94**      1 Year      5 Years    3/31/94**
----------------               ---------   ---------     ---------   ---------   -----------
Net Asset Value                    39.23%      83.45%        13.70%       6.84%         7.18%

                                                         Average Annual Total Return - After
                   Average Annual Total Return -         Taxes on Distributions and Sales of
                   After Taxes on Distributions          Fund Shares
                   ---------------------------------     -----------------------------------
                                           Since                                 Since
As a % of           1 Year      5 Years    3/31/94**      1 Year      5 Years    3/31/94**
----------------   ---------   ---------   ---------     ---------   ---------   -----------
Net Asset Value        11.64%       4.50%       4.66%         8.33%       4.28%         4.47%

                                           Since
                     1 Year     5 Years    3/31/94
Morningstar Long   ---------   ---------   ---------
Government Fund
Average++              13.15%       6.92%       7.57%
Lipper General
Government Funds
Average++               9.88%       6.55%       6.75%

          PERFORMANCE RESULTS - PERCENT CHANGE AND COMPARATIVE AVERAGES
                         FOR THE PERIODS ENDED 6/30/03*

HIGH INCOME FUND
Class A shares

                              Average Annual Total Return+
                              -----------------------------
As a % of                      1 Year    5 Years   10 Years
---------------------------   --------   -------   --------

Net Asset Value                  17.09%    -4.58%      2.09%
Maximum Sales Charge             11.87%    -5.45%      1.62%

                               1 Year    5 Years   10 Years
                              --------   -------   --------

Morningstar High Yield Bond      16.92%     0.72%      4.89%
Fund Average++
Lipper High Current Yield        17.41%     0.66%      4.87%
Funds Average++

Class B shares
                                Average Annual Total Return+
                              -------------------------------
                                                      Since
As a % of                      1 Year     5 Years   9/20/93**
---------------------------   ---------   -------   ---------

Net Asset Value                   16.23%    -5.24%       1.36%
CDSC and Redemption at End        11.23%    -5.47%       1.36%
of Period

                                                      Since
                               1 Year     5 Years    9/30/93
                              ---------   -------   ---------
Morningstar High Yield            16.92%     0.72%       4.68%
Bond Fund Average++
Lipper High Current Yield         17.41%     0.66%       4.61%
Funds Average++

Class C shares
                                Average Annual Total Return+
                              -------------------------------
                                                      Since
As a % of                      1 Year     5 Years   3/2/98**
---------------------------   ---------   -------   ---------

Net Asset Value                   16.98%    -5.24%      -4.71%
Maximum Sales Charge and          14.41%    -5.43%      -4.89%
Redemption at End of
Period***

                                                      Since
                               1 Year     5 Years    3/31/98
                              ---------   -------   ---------
Morningstar High Yield            16.92%     0.72%       0.60%
Bond Fund Average++
Lipper High Current Yield         17.41%     0.66%       0.61%
Funds Average++


LIMITED TERM U.S. GOVERNMENT FUND
Class A shares

                               Average Annual Total Return+

As a % of                      1 Year     5 Years   10 Years
---------------------------   ---------   -------   ---------

Net Asset Value                    5.81%     5.47%       5.19%
Maximum Sales Charge               2.60%     4.83%       4.87%


                               1 Year     5 Years   10 Years
                              ---------   -------   ---------

Morningstar Short                  5.21%     6.93%       5.45%

Government Fund
Average++
Lipper Short Intermediate          6.45%     6.10%       5.78%

U.S. Government Funds
Average++

Class B shares

                                Average Annual Total Return+
                              -------------------------------
                                                      Since
As a % of                      1 Year     5 Years   9/27/93**
---------------------------   ---------   -------   ---------

Net Asset Value                    5.05%     4.80%       4.38%
CDSC and Redemption at
End of Period                      0.05%     4.46%       4.38%


                                                      Since
                               1 Year     5 Years    9/30/93
                              ---------   -------   ---------
Morningstar Short                  5.21%     6.93%       5.40%

Government Fund
Average++
Lipper Short Intermediate          6.45%     6.10%       5.70%

U.S. Government Funds
Average++

Class C shares

                                Average Annual Total Return+
                              -------------------------------
                                                      Since
As a % of                      1 Year     5 Years   12/30/94**
---------------------------   ---------   -------   ----------

Net Asset Value                    5.12%     4.79%        5.40%
Maximum Sales Charge and           3.05%     4.58%        5.27%
Redemption at End of
Period***


                                                      Since
                               1 Year     5 Years    12/31/94
                              ---------   -------   ---------
Morningstar Short                  5.21%     6.93%       6.31%

Government Fund
Average++
Lipper Short Intermediate          6.45%     6.10%       6.71%

U.S. Government Funds
Average++

Class Y shares

                               Average Annual Total Return+
                              -------------------------------
                                                      Since
As a % of                      1 Year     5 Years   3/31/94**
---------------------------   ---------   -------   ---------

Net Asset Value                    6.17%     5.93%       6.02%

                                      xxiii

                                                      Since
                               1 Year     5 Years    3/31/94
                              ---------   -------   ---------
Morningstar Short                  5.21%     6.93%       5.80%

Government Fund Average+
Lipper Short Intermediate          6.45%     6.10%       6.12%

U.S. Government Funds
Average++


STRATEGIC INCOME FUND
Class A shares

                                Average Annual Total Return
                              -------------------------------
                                                     Since
As a % of                      1 Year     5 Years   5/1/95**
---------------------------   ---------   -------   ---------

Net Asset Value                   29.90%     8.42%       9.63%
Maximum Sales Charge              24.05%     7.44%       9.02%


                                                      Since
                               1 Year     5 Years    5/31/95
                              ---------   -------   ---------

Morningstar Multi-Sector          15.74%     4.75%       9.59%

Bond Fund Average++
Lipper Multi-Sector               16.63%     4.68%       6.59%


Income Funds Average++

Class B shares

                                Average Annual Total Return
                              -------------------------------
                                                     Since
As a % of                      1 Year     5 Years   5/1/95**
---------------------------   ---------   -------   ---------

Net Asset Value                   29.06%     7.64%       8.81%
CDSC and Redemption at End        24.06%     7.36%       8.81%
of Period


                                                      Since
                               1 Year     5 Years    5/31/95
                              ---------   -------   ---------

Morningstar Multi-Sector          15.74%     4.75%       9.59%

Bond Fund Average+
Lipper Multi-Sector Income
Funds Average+                    16.63%     4.68%       6.59%

Class C shares

                                Average Annual Total Return
                              -------------------------------
                                                     Since
As a % of                      1 Year     5 Years   5/1/95**
---------------------------   ---------   -------   ---------

Net Asset Value                   28.97%     7.64%       8.78%
Maximum Sales Charge and          26.72%     7.43%       8.64%
Redemption at End
of Period***


                                                      Since
                               1 Year     5 Years    5/31/95
                              ---------   -------   --------

Morningstar Multi-Sector          15.74%     4.75%       9.59%

Bond Fund Average+
Lipper Multi-Sector
Income Funds Average+             16.63%     4.68%       6.59%

Class Y shares

                                Average Annual Total Return
                              -------------------------------
                                                      Since
As a % of                      1 Year                 12/1/99**
---------------------------   ---------             ---------

Net Asset Value                   30.29%                10.88%


                                                     Since
                               1 Year               12/31/99
                              ---------             ---------

Morningstar Multi-Sector          15.74%                 6.31%

Bond Fund Average++
Lipper Multi-Sector
Income Funds Average++            16.63%                 6.28%

* Federal regulations require this example to be calculated using a $1,000 investment. However, the normal minimum initial investment in shares of the Funds is $2,500.

** Commencement of Fund operations or offering of the indicated class of shares.

*** Class C share performance assumes a 1.00% front-end sales charge and, for the 1 year period, a 1.00% CDSC when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% front-end load. Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.

+ The returns shown reflect the results of the Predecessor Funds. The Predecessor Funds' assets and liabilities were reorganized into the respective Funds on September 12, 2003.

++ An average of the total returns of mutual funds with a current investment style similar to the Fund as calculated by Morningstar, Inc. or Lipper, Inc. The returns of the average are adjusted for ongoing management and distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges. The returns of the averages do not reflect the effect of taxes.

                     ANNUALIZED YIELD FOR THE 30-DAY PERIOD
                                 ENDED 12/31/02*

             Fund                   Class A  Class B  Class C  Class Y
---------------------------------   -------  -------  -------  -------

Core Plus Bond Fund                    4.84%    4.32%    4.28%    5.65%
Government Securities Fund             3.52%    2.98%      --     3.45%


                           YIELD FOR THE 30-DAY PERIOD
                                 ENDED 6/30/03*

             Fund                   Class A  Class B  Class C  Class Y
---------------------------------   -------  -------  -------  -------

High Income Fund                       6.65%    6.20%    6.14%      --
Limited Term U.S. Government Fund      1.99%    1.42%    1.41%    2.59%
Strategic Income Fund                  5.55%    5.04%    4.98%    6.17%


*Yields for the Classes A and C shares of the Funds are based on the public offering price of Classes A and C shares of the Funds and yields for the Classes B and Y shares are based on the net asset value of a share of the Funds.

Distribution Rate. The Core Plus Bond, Government Securities, High Income, Limited Term U.S. Government and Strategic Income Funds may include in their written sales material distribution rates based on the Funds' distributions from net investment income and short-term capital gains, if any, for a recent 30-day, three-month or one-year period.

Distributions of less than one year are annualized by multiplying by the factor necessary to produce twelve months of distributions. The distribution rates are determined by dividing the amount of the particular Fund's distributions per share over the relevant period by either the maximum offering price or the net asset value of a share of the Fund on the last day of the period.


                          ANNUALIZED DISTRIBUTION RATES
                           FOR PERIODS ENDING 12/31/02

                            As a % of                             1 month
--------------------------------------------------------------    -------
Core Plus Bond Fund
(Class A shares)
Net Asset Value...............................................       4.57%
Maximum Offering Price........................................       4.36%

(Class B shares)
Net Asset Value...............................................       3.90%

(Class C shares)
Net Asset Value...............................................       3.90%
Maximum Offering Price........................................       3.86%

(Class Y shares)
Net Asset Value...............................................       5.09%

Government Securities Fund
(Class A shares)
Net Asset Value...............................................       4.67%
Maximum Offering Price........................................       4.46%

(Class B shares)
Net Asset Value...............................................       3.93%

(Class Y shares)
Net Asset Value...............................................       4.35%

High Income Fund*
(Class A shares)
Net Asset Value...............................................       8.19%
Maximum Offering Price........................................       7.83%

(Class B shares)
Net Asset Value...............................................       7.75%

(Class C shares)
Net Asset Value...............................................       7.54%
Maximum Offering Price........................................       7.47%

Limited Term U.S. Government Fund*
(Class A shares)
Net Asset Value...............................................       4.52%
Maximum Offering Price........................................       4.39%

(Class B shares)
Net Asset Value...............................................       3.87%

(Class C shares)
Net Asset Value...............................................       3.87%
Maximum Offering Price........................................       3.84%

(Class Y shares)
Net Asset Value...............................................       4.65%

Strategic Income Fund*
(Class A shares)
Net Asset Value...............................................       5.50%
Maximum Offering Price........................................       5.25%

(Class B shares)
Net Asset Value...............................................       4.94%

(Class C shares)
Net Asset Value...............................................       4.94%
Maximum Offering Price........................................       4.89%

(Class Y shares)
Net Asset Value...............................................       5.81%


     The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

*The rates shown reflect applicable rates for the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on September 12, 2003.

                                      xxvii

[LETTER HEAD OF CDC NVESTFUNDS]
--------------------------------------------------------------------------------
Statement of Additional Information -- PART II
May 1, 2003 as revised September 15, 2003 for:

CDC NVEST FUNDS TRUST I
CDC NVEST FUNDS TRUST II
CDC NVEST FUNDS TRUST III
CDC NVEST COMPANIES TRUST I

Statement of Additional Information -- PART II
September 15, 2003 for:

LOOMIS SAYLES FUNDS II

     The following information applies generally to the funds listed below (the "Funds" and each a "Fund", or the "CDC Nvest Funds"). The Funds constitute all of the series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, and certain series of Loomis Sayles Funds II (the "Trusts" and each a "Trust"). In certain cases, the discussion applies to some but not all of the Funds, as well as series of Loomis Sayles Funds I. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (together with this document, the "Statement") as well as in the Prospectuses of the Funds dated May 1, 2003 and September 15, 2003 for the series of Loomis Sayles Funds II, as from time to time revised or supplemented (the "Prospectus" or "Prospectuses"). This Statement is not a prospectus. For information about how to obtain copies of the Funds' Prospectuses, please see this Statement's cover page. The following Funds are described in this Statement:

---------------------------------------------------------------------------------------------------------------------------
Series of CDC Nvest Funds Trust I          Series of CDC Nvest Funds Trust II        Series of Loomis Sayles Funds II
----------------------------------------   ---------------------------------------   --------------------------------------
Loomis Sayles Core Plus Bond Fund ("Core   Harris Associates Growth and Income       Loomis Sayles Growth Fund
Plus Bond Fund") (formerly, CDC Nvest      Fund ("Growth and Income Fund")           ("Growth Fund")
Bond Income Fund)                          (formerly, CDC Nvest Growth and Income    Loomis Sayles International Equity
Westpeak Capital Growth Fund               Fund)                                     Fund ("Loomis Sayles International
("Capital Growth Fund") (formerly, CDC     Loomis Sayles Massachusetts Tax Free      Equity Fund")
Nvest Capital Growth Fund)                 Income Fund ("Massachusetts Fund")        Loomis Sayles Research Fund
Loomis Sayles Government Securities Fund   (formerly, CDC Nvest Massachusetts Tax    ("Research Fund")
("Government Securities Fund")             Free Income Fund)                         Loomis Sayles Investment Grade Bond
(formerly, CDC Nvest Government                                                      Fund ("Investment Grade Bond Fund")
Securities Fund)                                                                     Loomis Sayles Limited Term U.S.
CDC Nvest International Equity Fund        Series of CDC Nvest Funds Trust III       Government Fund ("Limited Term U.S.
                                           ---------------------------------------   Government Fund") (formerly, CDC Nvest
("International Equity Fund")              Harris Associates Focused Value Fund      Limited Term U.S. Government Fund)
CDC Nvest Large Cap Growth Fund            (the "Focused Value Fund") (formerly,     Loomis Sayles Municipal Income Fund
("Large Cap Growth Fund")                  CDC Nvest Select Fund)                    (Municipal Income Fund") (formerly,
CDC Nvest Star Advisers Fund                                                         CDC Nvest Municipal Income Fund)
("Star Advisers Fund")                                                               Loomis Sayles Strategic Income Fund
CDC Nvest Star Growth Fund                 Series of CDC Nvest Companies Trust I     ("Strategic Income Fund") (formerly,
                                           ---------------------------------------   CDC Nvest Strategic Income Fund)
("Star Growth Fund")                       AEW Real Estate Fund ("AEW Real Estate    Loomis Sayles High Income Fund ("High
CDC Nvest Star Small Cap Fund ("Star       Fund") (formerly, CDC Nvest AEW Real      Income Fund") (formerly, CDC Nvest
Small Cap Fund")                           Estate Fund)                              High Income Fund)
CDC Nvest Star Value Fund
("Star Value Fund")
CDC Nvest Star International Fund ("Star
International Fund") (formerly CDC Nvest
Star Worldwide Fund)
CGM Advisor Targeted Equity Fund
("Targeted Equity Fund") (formerly, CDC
Nvest Targeted Equity Fund)
---------------------------------------------------------------------------------------------------------------------------

                                Table of Contents
                                     Part II

MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS....................... 4
MANAGEMENT OF THE TRUSTS.................................................... 30
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................ 63
DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES........................... 71
PORTFOLIO TURNOVER.......................................................... 75
HOW TO BUY SHARES........................................................... 76
NET ASSET VALUE AND PUBLIC OFFERING PRICE................................... 76
REDUCED SALES CHARGES....................................................... 78
SHAREHOLDER SERVICES........................................................ 80
REDEMPTIONS................................................................. 87
STANDARD PERFORMANCE MEASURES............................................... 89
INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS ................ 95
FINANCIAL STATEMENTS ....................................................... 100
APPENDIX A ................................................................. 101
APPENDIX B ................................................................. 106
APPENDIX C ................................................................. 108

--------------------------------------------------------------------------------
              MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

     The following is a list of certain investment strategies, including particular types of securities or specific practices that may used by an adviser or sub-adviser of a Fund in managing the Fund and that are not principal strategies. A Fund's primary strategies are detailed in its Prospectuses. Due to the multi-manager approach of CDC Nvest Star Funds, investing in a certain security or engaging in a certain practice may be a primary strategy for one segment of a Fund and a secondary strategy for another segment of such Fund. The list of securities under each category below is not intended to be an exclusive list of securities for investment. An adviser or subadviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the securities specially enumerated under each category. An adviser or subadviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. An adviser or subadviser may invest in any security that falls under the specific category including securities that are not listed below.

-----------------------------------------------------------------------------------------------------------------
Fund                                 Securities                                 Practices
-----------------------------------------------------------------------------------------------------------------
AEW Real Estate Fund                 Debt Securities (Mortgage-related          When-issued Securities
                                     Securities, Collateralized Mortgage
                                     Obligations, Zero-coupon Securities,
                                     Convertible Securities)
                                     Equity Securities (REITS, Real Estate
                                     Securities)
                                     Foreign Securities (Depositary Receipts)
-----------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                  Debt Securities (Asset-backed              When-issued Securities
                                     Securities, Collateralized Mortgage        Illiquid Securities
                                     Obligations, Structured Notes, Stripped    Futures Contracts
                                     Securities,                                Options
                                     Zero-coupon Securities, Pay-in-kind        Swap Contracts
                                     Securities, Convertible Securities)
                                     Foreign Securities (Depositary Receipts)
-----------------------------------------------------------------------------------------------------------------
Capital Growth Fund                  Debt Securities (Investment Grade          Initial Public Offerings
                                     Corporate Securities, Zero-coupon          Reverse Repurchase
                                     Securities, Convertible Securities, U.S    Agreements
                                     Government Securities)                     Illiquid Securities
                                     Equity Securities (Investment              Futures Contracts
                                     Companies)                                 Options
                                     Foreign Securities (Bonds, Depositary      Swap Contracts
                                     Receipts, Supranational Entities,          Short Sales
                                     Currency Hedging Transactions)
-----------------------------------------------------------------------------------------------------------------
Government Securities Fund                                                      When-issued Securities
                                                                                Futures Contracts
                                                                                Options
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Fund                                 Securities                                 Practices
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund               Debt Securities (Investment Grade          Initial Public Offerings
                                     Corporate Securities, Zero-coupon          Futures Contracts
                                     Securities, Convertible Securities, U.S.   Options
                                     Government Securities)                     Swap Contracts
                                     Equity Securities (Investment              Illiquid Securities
                                     Companies)                                 Borrowing
                                     Foreign Securities (Supranational
                                     Entities, Depositary Receipts, Currency
                                     Hedging)
-----------------------------------------------------------------------------------------------------------------
High Income Fund                     Debt Securities (Mortgage-related          When-issued Securities
                                     Securities, Asset-backed Securities,       Illiquid Securities
                                     Collateralized Mortgage Obligations,
                                     Stripped Securities, Convertible
                                     Securities,
                                     Structured Notes, Step Coupon
                                     Securities,
                                     U.S. Government Securities)
                                     Foreign Securities (Currency Hedging)
-----------------------------------------------------------------------------------------------------------------
International Equity Fund            Debt Securities (Zero-coupon Securities)   When-issued Securities
                                     Equity Securities (Investment              Foreign Initial Public Offerings
                                     Companies)                                 Futures Contracts
                                     Foreign Securities (Bonds, Lower-quality   Options
                                     Debt Securities, Corporate Securities,     Swap Contracts
                                     Convertible Securities, Government         Short Sales
                                     Securities, Supranational Entities,        Illiquid Securities
                                     Warrants)                                  Reverse Repurchase Agreements
-----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                Debt Securities (Convertible Securities,   Initial Public Offerings
                                     Investment Grade Corporate Securities,     When-issued Securities
                                     Stripped Securities, Mortgage-related      Futures Contracts
                                     Securities, Collateralized Mortgage        Options
                                     Obligations, Government Securities)        Swap Contracts
                                     Equity Securities (Investment Companies)   Short Sales
                                     Foreign Securities (Bonds, Currency        Illiquid Securities
                                     Hedging, Emerging Markets, Government      Reverse Repurchase Agreements
                                     Securities)
-----------------------------------------------------------------------------------------------------------------
Limited Term U.S. Government Fund    Debt Securities (Mortgage-related          When-issued Securities
                                     Securities, Collateralized Mortgage        Futures Contracts
                                     Obligations, Stripped Securities)          Options
                                     Foreign Securities (Currency Hedging)      Illiquid Securities
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Fund                                 Securities                                 Practices
-----------------------------------------------------------------------------------------------------------------
Massachusetts Fund                   Debt Securities (Tax Exempt Securities,    Insurance on Portfolio Holdings
                                     Mortgage-related Securities, Stripped      When-issued Securities
                                     Securities, Pay-in-kind Securities, U.S.   Futures Contracts
                                     Government Securities)                     Options
                                                                                Illiquid Securities
                                                                                Reverse Repurchase Agreements
-----------------------------------------------------------------------------------------------------------------
Municipal Income Fund                Debt Securities (Tax Exempt Securities,    Insurance on Portfolio Holdings
                                     Stripped Securities, U.S. Government       When-issued Securities
                                     Securities)                                Futures Contracts
                                                                                Options
                                                                                Illiquid Securities
-----------------------------------------------------------------------------------------------------------------
Focused Value Fund                   Debt Securities (Convertible Securities,   Initial Public Offerings
                                     Investment Grade Corporate Securities,     When-issued Securities
                                     Zero-coupon Securities, Pay-in-kind        Futures Contracts
                                     Securities, Lower Quality Corporate        Options
                                     Securities, U.S. Government Securities)    Illiquid Securities
                                     Equity Securities (Investment              Short Sales
                                     Companies)                                 Reverse Repurchase Agreements
                                     Foreign Securities (Supranational
                                     Entities, Depositary Receipts, Bonds,
                                     Currency Hedging)
-----------------------------------------------------------------------------------------------------------------
Star Advisers Fund                   Debt Securities (Structured Notes,         Initial Public Offerings
                                     Zero-coupon Securities, Pay-in-kind        When-issued Securities
                                     Securities, Stripped Securities, Step      Privatizations
                                     Coupon Securities, Mortgage-related        Futures Contracts
                                     Securities, Asset-backed Securities,       Options
                                     Collateralized Mortgage Obligations,       Swap Contracts
                                     U.S. Government Securities)                Illiquid Securities
                                     Equity Securities (Investment              Short Sales
                                     Companies)                                 Reverse Repurchase Agreements
                                     Foreign Securities (Bonds, Currency
                                     Hedging, Supranational Entities,
                                     Emerging Markets, Depositary Receipts,
                                     Currency Speculation)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Fund                                 Securities                                 Practices
-----------------------------------------------------------------------------------------------------------------
Star Growth Fund                     Debt Securities (Zero-coupon Securities,   Initial Public Offerings
                                     Pay-in-kind Securities, Step Coupon        When-issued Securities
                                     Securities, Stripped Securities, Lower     Futures Contracts
                                     Quality Corporate Securities,              Options
                                     Mortgage-backed Securities, Asset-backed   Swap Contracts
                                     Securities, Collateralized Mortgage        Short Sales
                                     Obligations, Convertible Securities,       Illiquid Securities
                                     Structured Notes, Government Securities)   Privatizations
                                     Equity Securities (Investment              Reverse Repurchase Agreements
                                     Companies)
                                     Foreign Securities (Bonds, Supranational
                                     Entities, Emerging Markets, Depositary
                                     Receipts, Currency Hedging, Currency
                                     Speculation, Government Securities)
-----------------------------------------------------------------------------------------------------------------
Star Small Cap Fund                  Debt Securities (Structured Notes,         Initial Public Offerings
                                     Mortgage-related Securities,               When-issued Securities
                                     Asset-backed Securities, Collateralized    Privatizations
                                     Mortgage Obligations, Step Coupon          Futures Contracts
                                     Securities, Pay-in-kind Securities,        Options
                                     Zero-coupon Securities, Stripped           Swap Contracts
                                     Securities, Convertible Securities, U.S.   Illiquid Securities
                                     Government Securities)                     Short Sales
                                     Equity Securities (Investment              Reverse Repurchase Agreements
                                     Companies)
                                     Foreign Securities (Bonds, Currency
                                     Hedging, Currency Speculation, Emerging
                                     Markets, Depositary Receipts,
                                     Supranational Entities)
-----------------------------------------------------------------------------------------------------------------
Star Value Fund                      Debt Securities (Investment Grade          Initial Public Offerings
                                     Corporate Securities, Zero-coupon          When-issued Securities
                                     Securities, Convertible Securities,        Futures Contracts
                                     Lower Quality Securities, U.S.             Options
                                     Government Securities)                     Swap Contracts
                                     Equity Securities (Investment              Illiquid Securities
                                     Companies)                                 Short Sales
                                     Foreign Securities (Bonds, Currency        Reverse Repurchase Agreements
                                     Hedging, Depositary Receipts, Emerging
                                     Markets)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Fund                                 Securities                                 Practices
-----------------------------------------------------------------------------------------------------------------
Star International Fund              Debt Securities (Structured Notes,         Initial Public Offerings
                                     Zero-coupon Securities, Stripped           When-issued Securities
                                     Securities,                                Privatizations
                                     Mortgage-related Securities,               Futures Contracts
                                     Asset-backed Securities, Step Coupon       Options
                                     Securities, Pay-in-kind Securities,        Swap Contracts
                                     Collateralized Mortgage Obligations,       Illiquid Securities
                                     U.S. Government Securities)                Short Sales
                                     Equity Securities (Investment Companies,   Reverse Repurchase Agreements
                                     Convertible Preferred Stocks)
                                     Foreign Securities (Bonds, Currency
                                     Hedging, Currency Speculation,
                                     Supranational Entities, Emerging
                                     Markets, Depositary Receipts)
-----------------------------------------------------------------------------------------------------------------
Strategic Income Fund                Debt Securities (Asset-backed              Initial Public Offerings
                                     securities, Collateralized Mortgage        When-issued Securities
                                     Obligations, Step Coupon Securities)       Futures Contracts
                                     Equity Securities (Investment              Options
                                     Companies)                                 Swap Contracts
                                     Foreign Securities (Currency Hedging)      Illiquid Securities
                                                                                Short Sales
                                                                                Reverse Repurchase Agreements
-----------------------------------------------------------------------------------------------------------------
Targeted Equity Fund                 Debt Securities (Investment Grade          Initial Public Offerings
                                     Corporate Securities, Zero-coupon          Futures Contracts
                                     Securities, Convertible Securities, U.S.   Swap Contracts
                                     Government Options Securities)             Reverse Repurchase Agreements
-----------------------------------------------------------------------------------------------------------------
Growth Fund                          Equity Securities (Growth Stocks, Value    Temporary Defensive Strategies
                                     Stocks)                                    Portfolio Turnover
                                     Debt Securities (Structured Notes,         When-issued Securities
                                     Zero-coupon Securities, Pay-in-kind        Repurchase Agreements
                                     Securities, Stripped Securities, Step      Futures Contracts
                                     Coupon Securities, Mortgage-related        Options
                                     Securities, Asset-backed Securities,       Swap Contracts
                                     Collateralized Mortgage Obligations,       Short Sales
                                     U.S. Government Securities)                Illiquid Securities
                                     Foreign Securities (Supranational          Privatizations
                                     Entities, Emerging Markets)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Fund                                 Securities                                 Practices
-----------------------------------------------------------------------------------------------------------------
Loomis Sayles International Equity   Debt Securities (Zero-coupon Securities,   Temporary Defensive Strategies
Fund                                 Collateralized Mortgage Obligations,       Portfolio Turnover
                                     Fixed Income Securities, Convertible       When-issued Securities
                                     Securities)                                Repurchase Agreements
                                     Foreign Securities (Bonds, Lower-quality   Securities Lending
                                     Debt Securities, Corporate Securities,     Swap Contracts
                                     Convertible Securities, Government
                                     Securities, Supranational Entities,
                                     Warrants)
-----------------------------------------------------------------------------------------------------------------
Research Fund                        Equity Securities (REITS, Real Estate      Temporary Defensive Strategies
                                     Securities)                                Portfolio Turnover
                                     Debt Securities (Fixed Income              When-Issued Securities
                                     Securities, Zero-coupon Securities,        Repurchase Agreements
                                     Collateralized Mortgage Obligations)       Swap Transactions
-----------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund           Equity Securities  (Common Stock)          Temporary Defensive Strategies
                                                                                Portfolio Turnover
-----------------------------------------------------------------------------------------------------------------

TYPES OF SECURITIES
-------------------

DEBT SECURITIES

Certain Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Adjustable Rate Mortgage security ("ARM"). ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-backed Securities. Certain Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs"). Certain Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

Convertible Securities. Certain Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

Investment-Grade Debt Securities. Investment grade debt securities include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's

Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser or subadviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Lower Quality Debt Securities. Certain Funds may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's or subadviser's own credit analysis than for a Fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Mortgage-related Securities. Certain Funds may invest in mortgage-related securities, such as GNMA or FNMA certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

Pay-in-kind Securities. Certain Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Step Coupon Securities. Certain Funds may invest in step coupon securities. Step coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

"Stripped" Securities. Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class).

Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the Securities and Exchange Commission (the "SEC") has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Structured Notes. Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant adviser's or subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's or subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Tax Exempt Securities. The Funds, especially the Municipal Income Fund and the Massachusetts Fund (the "Tax Free Income Funds"), may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Fund, exempt from Massachusetts state personal income taxes (other than the possible incidence of any alternative minimum taxes). Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Fund, exempt from Massachusetts state personal income taxes. The Massachusetts Fund may invest more than 25% of the value of its total assets in private activity bonds, the interest from which is exempt from both federal and state personal income taxes, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a non-fundamental policy of the Massachusetts Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

The ability of the Tax Free Income Funds to invest in securities other than tax-exempt securities is limited by a requirement of the Internal Revenue Code of 1986, as amended (the "Code"), that, in order to be qualified to pay exempt-interest dividends, at least 50% of the value of such Fund's total assets be invested in obligations the interest on which is exempt from federal income tax at the end of each calendar quarter.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

The two principal classifications of tax-exempt bonds are general obligations bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's subadviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

Although the yield of a Tax Free Income Fund generally will be lower than that of another Fund, the net after-tax return to investors may be greater. The tables below illustrate what tax-free investing can mean for you. They show what you must earn from a taxable investment to equal a tax-free yield ranging from 4% to 8% under current federal tax rates, in the case of the Municipal Income Fund, and under combined federal and state tax rates, in the case of the Massachusetts Fund. For example, while a married couple with a taxable income of $40,000 filing a joint return would have to earn a taxable yield of 7.06% to equal a tax-free yield of 6.0% in the Municipal Income Fund, a single person with a taxable income of $40,000 would have to earn a taxable yield of 8.22% to equal a tax-free yield of 6.0%. This example and these tables do not take into account the effects of state income tax, in the case of the Municipal Income Fund, local income taxes, if any, or federal income taxes on social security benefits that may arise as a result of receiving tax-exempt income, or any federal alternative minimum tax that may be payable to the extent that Fund dividends are derived from interest on "private activity bonds." Also, a portion of a Tax Free Income Fund's distributions may consist of ordinary income, short-term capital gain or long-term capital gain and will be taxable to you as such. Yields shown do not represent actual yields achieved by the Fund and are not intended as a prediction of future yields.

                Taxable Equivalent Yields - Municipal Income Fund

--------------------------------------------------------------------------------------------------
                                           2003                  If Tax Exempt Yield Is
                                           Fed.     ----------------------------------------------
              Taxable Income*              Marg.      4%        5%        6%        7%        8%
--------------------------------------------------------------------------------------------------
Single Return ($)    Joint Return ($)    Tax Rate      Then The Equivalent Taxable Yield Would Be
--------------------------------------------------------------------------------------------------
    0 - 7,000            0 - 14,000         10.00%   4.44%     5.56%     6.67%      7.78%     8.89%
--------------------------------------------------------------------------------------------------
  7,001 - 28,400      14,001 - 56,800       15.00%   4.71%     5.88%     7.06%      8.24%     9.41%
--------------------------------------------------------------------------------------------------
 28,401 - 68,800      56,801 - 114,650      25.00%   5.33%     6.67%     8.00%      9.33%    10.67%
--------------------------------------------------------------------------------------------------
 68,801 - 143,500    114,651 - 174,700      28.00%   5.56%     6.94%     8.33%      9.72%    11.11%
--------------------------------------------------------------------------------------------------
143,500 - 311,950    174,701 - 311,950      33.00%   5.97%     7.46%     8.96%     10.45%    11.94%
--------------------------------------------------------------------------------------------------
 311,951 and over     311,951 and over      35.00%   6.15%     7.69%     9.23%     10.77%    12.31%
--------------------------------------------------------------------------------------------------

*This amount represents taxable income as defined in the Code.

                     Tax Free Investing - Massachusetts Fund

--------------------------------------------------------------------------------------------------
                                           2003
                                         Combined
                                          MA and                 If Tax Exempt Yield Is
                                           Fed.     ----------------------------------------------
              Taxable Income*             Marg.**      4%        5%        6%        7%        8%
--------------------------------------------------------------------------------------------------
Single Return ($)    Joint Return ($)    Tax Rate      Then The Equivalent Taxable Yield Would Be
--------------------------------------------------------------------------------------------------
     0 - 7,000          0 - 14,000          14.77%   4.69%     5.87%     7.04%      8.21%     9.39%
--------------------------------------------------------------------------------------------------
  7,001 - 28,400      14,001 - 56,800       19.51%   4.97%     6.21%     7.45%      8.70%     9.94%
--------------------------------------------------------------------------------------------------
  28,401 - 68,800     56,801 - 114,650      28.98%   5.63%     7.04%     8.45%      9.86%    11.26%
--------------------------------------------------------------------------------------------------
 68,801 - 143,500    114,651 - 174,700      31.82%   5.87%     7.33%     8.80%     10.27%    11.73%
--------------------------------------------------------------------------------------------------
 143,500 - 311,950   174,701 - 311,950      36.55%   6.30%     7.88%     9.46%     11.03%    12.61%
--------------------------------------------------------------------------------------------------
 311,951 and over    311,951 and over       38.45%   6.50%     8.12%     9.75%     11.37%    13.00%
--------------------------------------------------------------------------------------------------

<F1>
* This amount represents taxable income as defined in the Code and the Massachusetts tax law. Note that Massachusetts taxable income and federal taxable income may differ due to differences in exemptions, itemized deductions and other items.

<F2>
** These combined rates reflect the 2003 federal and Massachusetts applicable marginal rates. These rates include the effect of deducting state taxes on a federal return. Depending on economic conditions, the Massachusetts applicable rate may be decreased in future years.

The Tax Free Income Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by such Fund.

Securities in which a Tax Free Income Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Tax Free Income Funds and the value of such Funds' portfolios could be materially affected, in which event such Funds would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have from time to time encountered financial difficulties that have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Massachusetts Fund.

U.S. Government Securities. Certain Funds may invest in some or all of the following U.S. government securities:

.. U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

.. U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

.. Treasury Inflation-Protected Securities ("TIPS") - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

Risks. The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

.. "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as a Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

.. "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

.. "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Zero-coupon Securities. Certain Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable

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

for the Fund to sell such securities at such time.

EQUITY SECURITIES

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

Market Capitalizations. Certain Funds may invest in companies with small, medium or large market capitalizations. The market capitalization ranges allowable for investments of each Fund are defined in reference to the benchmark of the specific Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile.

          . Small Capitalization Companies --Certain Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of Funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Warrants. Certain Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

Real estate investment trusts (REITs). Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with real estate securities. A Fund will indirectly bear its proportionate share of expenses, including advisory fees, paid by each REIT in which it invests.

Real Estate Securities. The AEW Real Estate Fund invests primarily in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Investment Companies. Certain Funds may invest in other investment companies. Investment companies, including companies such as "iShares", "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser or subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

FOREIGN SECURITIES

Certain Funds may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Emerging Markets. Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, the adviser or subadviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund's net income available for distribution to shareholders.

Depository Receipts. Certain Funds may invest in foreign equity securities by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depository Receipts ("ADRs") are depository receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are depository receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Supranational Entities. Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Foreign Currency. Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions. To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated

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

account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures", "Options" and "Swap Contracts" below.

MONEY MARKET INSTRUMENTS (All Funds)

A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

TYPES OF PRACTICES

Repurchase Agreements (All Funds). The Funds may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.

.. Dollar Rolls. Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.

When-issued Securities. Certain Funds may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. Each Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of

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

cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Illiquid Securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless an adviser or subadviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue is liquid.

Initial Public Offerings. Certain funds may purchase securities of companies that are offered pursuant to an initial public offerings ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Funds' investment in IPO securities may have a significant impact on a Fund's performance and may result in significant capital gains.

Private Placements. Certain Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its investment adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of a Fund's investment adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Certain Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All call options written by a Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

Futures and Options on Tax-Exempt Bonds and Bond Indices. Tax Free Income Funds may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. Transactions involving futures and options on futures may help to reduce the volatility of the Tax Free Income Funds' net asset value, and the writing of options on futures may yield additional income for the Fund, but these results cannot be assured. Income from options and futures transactions is not tax-exempt.

Swap Contracts Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

Risks. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the relevant Funds purchase foreign stock index futures.

The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements and/or movements of the relevant indices in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Over-the-counter Options. The Government Securities Fund may enter into over-the-counter options with respect to U.S. Government securities. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

The staff of the SEC has taken the position that over-the-counter options on U.S. government securities and the assets used as cover for written over-the-counter options on U.S. government securities should generally be treated as illiquid securities for purposes of the Funds' investment restrictions relating to illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which the formula price exceeds any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Loomis Sayles has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Loomis Sayles. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

Economic Effects and Limitations. Income earned by a Fund from its hedging activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax-exempt bonds for that purpose.

The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Future Developments. The above discussion relates to a Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are constantly changing. In the event of future regulatory or market developments, Funds may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Short Sales. Certain Funds may sell securities short "against the box," that is:
(1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. In addition to selling shares short against the box, the Focused Value Fund only may make short sales if immediately after such short sale the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against the box) does not exceed 5% of the value of the Focused Value Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities. With respect to securities that are not sold short against the box, the Focused Value Fund may cover its short positions by maintaining in a separate account with the Fund's custodian cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale.

Short sales may protect a Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Risks. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Star Advisers Fund, Star Small Cap Fund and Star International Fund currently expect that no more than 20%, 25% and 20% of their total assets, respectively, would be involved in short sales against the box.

Insurance on Portfolio Holdings. Tax Free Income Funds may obtain insurance on any of their portfolio holdings from a nationally recognized private insurer, which may include one or more of the following: Financial Guaranty Insurance Company, which is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; Financial Security Assurance, Inc.; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company. Insurance on individual securities, whether obtained by the issuer or a Tax Free Income Fund, is generally non-cancelable and runs for the life of the security. To the extent that a Tax Free Income Fund obtains insurance on any of its securities, the insurance must provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer in the payment of principal or interest, the insurer will, within 30 days of notice of such default, provide to its agent or the trustee funds needed to make any such payments. Such agent or trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security.

Insurance on the Tax Free Income Funds' portfolio of securities will in some cases continue in the event the securities are sold by such Funds, while in other cases it may not. The Tax Free Income Funds have the option to procure individual secondary market insurance, which would continue to cover any such security after its sale by such Funds. Such guaranteed renewable insurance continues so long as the premiums for such insurance are paid and, in the judgment of such Funds' subadviser, coverage should be continued. In the case of securities that are insured by a nationally recognized private insurer, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer.

Premiums for insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Tax Free Income Funds' portfolio insurance on such Funds' net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Tax Free Income Funds may purchase lower rated securities, which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities that are not insured.

Nationally recognized private insurers have certain eligibility standards as to the municipal securities they will insure. Such standards may be more or less strict than standards that would be applied for purchase of a security for the Funds. To the extent nationally recognized private insurers apply stricter standards, the Tax Free Income Funds will be restricted by such standards in the purchase and retention of municipal securities. The Internal Revenue Service (the "IRS") has issued revenue rulings indicating that (i) the fact that municipal obligations are insured will not affect their tax-exempt status and
(ii) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Code. While operation of the Tax Free Income Funds and the terms of the insurance policies on such Funds' portfolio of securities may differ somewhat from those addressed by the revenue rulings, the Funds do not anticipate that any differences will be material or change the result with respect to the Funds.

Insurers of the Tax Free Income Funds' municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be willing or able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Tax Free Income Funds' subadviser reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond insurance.

Securities Lending (All Funds). The Funds may lend from their total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market funds subject to any investment restrictions listed in Part I of this Statement. Under some securities lending arrangements the Funds may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser or subadviser) affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-term Trading (All Funds). The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's or subadviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Temporary Strategies (All Funds). A Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser and subadviser(s) of a Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

Interfund Transactions (All Funds). To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), a Fund may invest any of its daily cash balances in shares of investment companies that are advised by its investment manager or its affiliates including affiliated money market and short-term bond funds.

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by an investment manager or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the investment manager or an affiliate.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUSTS
--------------------------------------------------------------------------------

     The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

     Effective June 1, 2003, the Board of Trustees of CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds Trusts") approved new trustees for the trusts in connection with the integration of the CDC Nvest Funds Trusts with Loomis Sayles Funds I and Loomis Sayles Funds II ( together, Loomis Sayles Funds I and Loomis Sayles Funds II comprise the "Loomis Sayles Funds Trusts"). This approval resulted in a combined Board of Trustees for the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts (together, the "CDC Nvest and Loomis Sayles Funds Trusts").

     The table below provides certain information regarding the trustees and officers of the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.



------------------------------------------------------------------------------------------------------------------------
                                          Term of Office                            Number of
                          Position(s)     and Length of          Principal        Portfolios in
                           Held with          Time             Occupation(s)       Fund Complex   Other Directorships
Name, Age and Address        Funds           Served         During Past 5 Years     Overseen             Held
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------

Joseph Alaimo +             Trustee      Until Retirement*  Chairman,                  26        None
(73)                                                        Wayne Hummer Trust
399 Boylston Street                                         Company
Boston, MA 02116                             4 years
------------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr.     Trustee       Until retirement*  Douglas Dillon             44        Director, Taubman
(63)                                                        Professor and                        Centers, Inc.
399 Boylston Street        Contract                         Director of the
Boston, MA 02116          Review and     19 Years for the   Belfer Center of                     Board Member, USEC Inc.
                          Governance      CDC Nvest Funds   Science for
                          Committee        Trusts; less     International
                            Member        than 1 year for   Affairs, John F.
                                            the Loomis      Kennedy School of
                                           Sayles Funds     Government, Harvard
                                              Trusts        University
------------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin         Trustee       Until Retirement*  Director,                  44        Director,
(65)                                                        Coal, Energy                         Precision Optics
399 Boylston Street         Audit        Less than 1 year   Investments &                        Corporation
Boston, MA 02116           Committee                        Management, LLC;                     (optics manufacturer)
                            Member                          formerly, Partner,
                                                            Ropes & Gray (law
                                                            firm) until 1999
------------------------------------------------------------------------------------------------------------------------
Daniel M.  Cain            Trustee       Until retirement*  President and CEO,         44        Trustee, Universal
(58)                                                        Cain Brothers &                      Health Realty Income
452 Fifth Avenue          Chairman of     7 years for the   Company,                             Trust
New York, NY 10018        the Audit       CDC Nvest Funds   Incorporated
                          Committee        Trusts; less     (investment banking)                 Director, PASC
                                          than 1 year for
                                            the Loomis
                                           Sayles Funds
                                              Trusts
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                          Term of Office                            Number of
                          Position(s)     and Length of          Principal        Portfolios in
                           Held with          Time             Occupation(s)       Fund Complex   Other Directorships
Name, Age and Address       Funds            Served         During Past 5 Years     Overseen               Held
------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault           Trustee       Until Retirement*  Retired; Trustee of        44        Director, Mailco Office
(70)                                                        Variable Investment                  Products, Inc.
5852 Pebble Beach Way      Contract      Less than 1 year   Series Trust
San Luis Obispo, CA       Review and        for the CDC
93401-8270                Governance        Nvest Funds
                          Committee       Trusts; 4 years
                                          for the Loomis
                                           Sayles Funds
                                              Trusts
------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan (71)       Trustee      Until retirement*  Retired                    44         None
399 Boylston Street
Boston, MA 02116          Chairman of     28 years for the
                             the          CDC Nvest Funds
                           Contract        Trusts; less
                          Review and      than 1 year for
                          Governance        the Loomis
                          Committee        Sayles Funds
                                              Trusts
------------------------------------------------------------------------------------------------------------------------
Richard Darman (60)        Trustee       Until retirement*  Partner, The Carlyle       44        Director and Chairman,
399 Boylston Street                                         Group (investments);                 AES Corporation
Boston, MA 02116           Contract       7 years for the   Chairman of Board of
                          Review and      CDC Nvest Funds   Directors of AES
                          Governance       Trusts; less     Corporation
                          Committee       than 1 year for   (international power
                            Member          the Loomis      company); formerly,
                                           Sayles Funds     Professor, John F.
                                           Trusts           Kennedy School of
                                                            Government, Harvard
                                                            University
------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose (61)       Trustee       Until retirement*  Senior Vice                44        Director, Verizon
One Exchange Place                                          President and                        Communications
Boston, MA 02109            Audit        21 years for the   Director, The Boston
                          Committee       CDC Nvest Funds   Consulting Group,                    Director, Rohm and Haas
                            Member         Trusts; less     Inc. (management                     Company
                                          than 1 year for   consulting)
                                            the Loomis
                                           Sayles Funds
                                              Trusts
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                          Term of Office                            Number of
                          Position(s)     and Length of          Principal        Portfolios in
                           Held with          Time             Occupation(s)       Fund Complex   Other Directorships
Name, Age and Address        Funds           Served         During Past 5 Years      Overseen              Held
------------------------------------------------------------------------------------------------------------------------
John A.  Shane (70)        Trustee       Until retirement*  President, Palmer          44        Director, Gensym
200 Unicorn Park Drive                                      Service Corporation                  Corporation
Woburn, MA  01801                        21 years for the   (venture capital
                           Contract       CDC Nvest Funds   organization)                        Director, Overland
                          Review and       Trusts; less                                          Storage, Inc.
                          Governance      than 1 year for
                          Committee         the Loomis                                           Director, Abt
                            Member         Sayles Funds                                          Associates Inc.
                                              Trusts
------------------------------------------------------------------------------------------------------------------------
Pendleton P.  White       Trustee       Until retirement*   Retired                    44         None
(72)6 Breckenridge Lane
Savannah, GA  31411        Contract      22 years for the
                          Review and      CDC Nvest Funds
                          Governance       Trusts; less
                          Committee       than 1 year for
                            Member          the Loomis
                                           Sayles Funds
                                              Trusts
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Robert J. Blanding/1/     CEO, Loomis     Not Applicable    President, Chairman,        44        None
(56)                      Sayles Funds                      Director and Chief
555 California Street     II; President    less than 1      Executive Officer,
San Francisco,            and  CEO,             year        Loomis Sayles; Chief
CA  94104                 Loomis Sayles                     Executive Officer -
                          Funds I                           Loomis Sayles Funds
                                                            II; President and
                          Trustee                           CEO - Loomis Sayles
                                                            Funds I
------------------------------------------------------------------------------------------------------------------------
John T.  Hailer/2 /(42)   President and    Not Applicable   President and Chief        44         None
399 Boylston Street       CEO of the                        Executive Officer,
Boston, MA 02116          CDC Nvest         3 Years for     CDC IXIS Asset
                          Funds Trusts;    the CDC Nvest    Management
                          Executive        Funds Trusts;    Distributors, L.P.;
                          Vice              less than 1     President - Loomis
                          President,       year for the     Sayles Funds II;
                          Loomis Sayles    Loomis Sayles    formerly, Senior
                          Funds I;         Funds Trusts     Vice President,
                          President,                        Fidelity Investments
                          Loomis Sayles
                          Funds II
                            Trustee
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Peter S. Voss/3/ (56)     Chairman of      Not Applicable   Director, President        44        Trustee, Harris
399 Boylston Street        the Board                        and Chief Executive                  Associates Investment
Boston, MA  02116                          11 years for     Officer, CDC IXIS                    Trust/4/
                            Trustee        the CDC Nvest    Asset Management
                                           Funds Trusts;    North America, L.P.
                                            less than 1
                                           year for the
                                           Loomis Sayles
                                           Funds Trusts

------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------
Nicholas H. Palmerino     Treasurer        Not Applicable   Senior Vice                Not            Not Applicable
(38) 399 Boylston                                           President, CDC IXIS     Applicable
Street Boston, MA 02116                                     Asset Management
                                                            Services, Inc.;
                                                            Senior Vice
                                                            President, CDC IXIS
                                                            Asset Management
                                                            Advisers, L.P.;
                                                            formerly, Vice
                                                            President, Loomis,
                                                            Sayles & Company,
                                                            L.P.
------------------------------------------------------------------------------------------------------------------------
John E. Pelletier (39)    Secretary        Not Applicable   Senior Vice                Not            Not Applicable
399 Boylston Street                                         President, General     Applicable
Boston, MA 02116                                            Counsel, Secretary
                                                            and Clerk, CDC IXIS
                                                            Distribution
                                                            Corporation; Senior
                                                            Vice President,
                                                            General Counsel,
                                                            Secretary and Clerk,
                                                            CDC IXIS Asset
                                                            Management
                                                            Distributors, L.P.;
                                                            Senior Vice
                                                            President, General
                                                            Counsel, Secretary
                                                            and Clerk, CDC IXIS
                                                            Asset Management
                                                            Advisers, L.P.;
                                                            Executive Vice
                                                            President, General
                                                            Counsel, Secretary,
                                                            Clerk, and Director,
                                                            CDC IXIS Asset
                                                            Management Services,
                                                            Inc.
------------------------------------------------------------------------------------------------------------------------

<F1>
+Mr. Alaimo is a Trustee of Loomis Sayles Funds I and Loomis Sayles Funds II, but not of the CDC Nvest Funds Trusts.

*All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003.

/1/ Mr. Blanding is deemed an "interested person" of Loomis Sayles Funds I and Loomis Sayles Funds II because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").

/2/ Mr. Hailer is an "interested person" of the Loomis Sayles Funds I and Loomis Sayles Funds II because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

/3/ Mr. Voss is an "interested person" of the Loomis Sayles Funds I and Loomis Sayles Funds II because he holds the following positions with affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of the Executive Board of CDC IXIS Asset Management.

/4/ As of January 30, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

     Each person listed above holds the same position(s) with the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P., CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trusts' trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

Standing Board Committees
-------------------------

     The trustees have delegated certain authority to the Audit Committee and Contract Review and Governance Committee. Prior to the unification of the board, the Board of Trustees of the Loomis Sayles Funds Trusts included three committees: Audit Committee, Contract Review Committee and Nominating and Governance Committee. During 2002, each of these committees (then committees of the Loomis Sayles Funds Trusts) met twice.

     The CDC Nvest and Loomis Sayles Funds Trusts have two standing Board Committees. The Contract Review and Governance Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the trusts, and governance matters relating to the trusts. During the fiscal year ended December 31, 2002 (January 31, 2003 for CDC Nvest Companies Trust I), this Committee (then a committee of the CDC Nvest Funds Trusts) held five (5) meetings.

     The Audit Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended December 31, 2002 (January 31, 2003 for CDC Nvest Companies Trust I) this Committee (then a committee of the CDC Nvest Funds Trusts) held four (4) meetings.

     The membership of each committee is as follows:

         Audit Committee               Contract Review and Governance Committee
         ---------------------------   -----------------------------------------
         Daniel M. Cain - Chairman     Kenneth J. Cowan - Chairman
         Sandra O. Moose               Graham T. Allison, Jr.
         Edward A. Benjamin            Richard Darman
                                       Pendleton P. White
                                       John A. Shane
                                       Paul G. Chenault

Trustee Fees
------------

     The Trusts pay no compensation to their officers or to their trustees who are Interested Trustees.

     Each Independent Trustee, except Joseph Alaimo, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year.

     Mr. Alaimo, who is a Trustee of the Loomis Sayles Funds Trusts but not the CDC Nvest Funds Trusts, is compensated at the rate of $5,000 for each meeting of the Board of Trustees that he attends. In addition, he receives an annual retainer of $20,000. These fees are allocated among the mutual fund portfolios in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund.

     Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual fund portfolios in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund.

     During the fiscal year ended December 31, 2002 for CDC Nvest Funds Trust I, II and III the trustees of the trusts received the amounts set forth in the following table for serving as a trustee of the trusts and for also serving as trustees of the CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust:

---------------------------------------------------------------------
                             Aggregate      Aggregate      Aggregate
                           Compensation   Compensation   Compensation
                             from CDC       from CDC       from CDC
                            Nvest Funds    Nvest Funds    Nvest Funds
                             Trust 1*       Trust II*     Trust III*
---------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------
Graham T. Allison, Jr.     $     48,226   $     10,607   $      5,596
---------------------------------------------------------------------
Edward A. Benjamin**       $          0   $          0   $          0
---------------------------------------------------------------------
Daniel M. Cain             $     49,271   $     10,855   $      5,831
---------------------------------------------------------------------
Kenneth J. Cowan           $     52,619   $     11,547   $      6,005
---------------------------------------------------------------------
Paul G. Chenault**         $          0   $          0   $          0
---------------------------------------------------------------------
Richard Darman             $     49,334   $     10,823   $      5,616
---------------------------------------------------------------------
Sandra O. Moose            $     45,987   $     10,131   $      5,442
---------------------------------------------------------------------
John A. Shane              $     45,987   $     10,131   $      5,442
---------------------------------------------------------------------
Pendleton P. White         $     49,334   $     10,823   $      5,616
---------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------
Peter S. Voss              $          0   $          0   $          0
---------------------------------------------------------------------
John T. Hailer             $          0   $          0   $          0
---------------------------------------------------------------------
Robert J. Blanding         $          0   $          0   $          0
---------------------------------------------------------------------

     During the fiscal year ended January 31, 2003 for CDC Nvest Companies Trust I and AEW Real Estate Income Fund, the trustees of these trusts received the amounts set forth in the following table for serving as trustee of the trusts:

-------------------------------------------------------------
                               Aggregate         Aggregate
                             Compensation      Compensation
                               from CDC        from AEW Real
                            Nvest Companies       Estate
    Name of Trustee             Trust I*         Income Fund*
-------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------
Graham T. Allison, Jr.      $           904   $         1,285
-------------------------------------------------------------
Edward A. Benjamin**        $             0   $             0
-------------------------------------------------------------
Daniel M. Cain              $           941   $         1,887
-------------------------------------------------------------
Paul G. Chenault**          $             0                 0
-------------------------------------------------------------
Kenneth J. Cowan            $           968   $         1,887
-------------------------------------------------------------
Richard Darman              $           905   $         1,660
-------------------------------------------------------------
Sandra O. Moose             $           878   $         1,285
-------------------------------------------------------------
John A. Shane               $           878   $         1,660
-------------------------------------------------------------
Pendleton P. White          $           905   $         1,660
-------------------------------------------------------------
-------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------
Peter S. Voss               $             0   $             0
-------------------------------------------------------------
John T. Hailer              $             0   $             0
-------------------------------------------------------------
Robert J. Blanding          $             0   $             0
-------------------------------------------------------------
     * Amounts include payments deferred by Trustees for January 2003. The total amount of deferred compensation for all periods through January 2003 accrued for the Trustees follows: Allison ($789,587); Cain ($119,353); Cowan ($153,462) and Darman
($165,158).

     ** Messrs. Benjamin and Chenault became Trustees of the CDC Nvest Funds Trusts in May 2003 and received no compensation from these trusts for the fiscal year ended December 31, 2002.

     During the fiscal year ended September 30, 2002 for Loomis Sayles Funds II, the Trustees of the trust received the amounts set forth in the following table for serving as Trustee of the trust:

--------------------------------------------------------
                                           Aggregate
                                          Compensation
                                           from Loomis
                                             Sayles
Name of Trustee                             Funds II*
--------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------
Joseph Alaimo                            $        21,250
--------------------------------------------------------
Graham T. Allison, Jr.                   $             0
--------------------------------------------------------
Edward A. Benjamin                       $             0
--------------------------------------------------------
Daniel M. Cain                           $             0
--------------------------------------------------------
Paul G. Chenault                         $        21,250
--------------------------------------------------------
Kenneth J. Cowan                         $             0
--------------------------------------------------------
Richard Darman                           $             0
--------------------------------------------------------
Sandra O. Moose                          $             0
--------------------------------------------------------
John A. Shane                            $             0
--------------------------------------------------------
Pendleton P. White                       $             0
--------------------------------------------------------

--------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------
Peter S. Voss                            $             0
--------------------------------------------------------
John T. Hailer                           $             0
--------------------------------------------------------
Robert J. Blanding                       $             0
--------------------------------------------------------

* On October 15, 2002, new members of the Board of Trustees for the Loomis Sayles Funds Trusts were elected to succeed Messrs. Fuss, Holway and Murray. The newly elected Trustees, Robert J. Blanding (Interested Trustee) and Edward A. Benjamin (Disinterested Trustee), received no compensation from this trust during the fiscal year ended September 30, 2002. Messrs. Holway and Murray, who served as Trustees of the trust until October 15, 2002, received $21,250 in compensation from the trust during the fiscal year ended September 30, 2003. Mr. Fuss, who also served as a Trustee until October 15, 2002, received no compensation from the trust. Graham T. Allison, Jr., Daniel M. Cain, Kenneth J. Cowan, Richard Darman, Sandra O. Moose, John A. Shane and Pendleton P. White were elected as Trustees of the Loomis Sayles Funds Trusts in May, 2003 and therefore did not receive any compensation from these Trusts during the fiscal year ended September 30, 2002.

     The following table sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to Trustees by trusts in the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts:

------------------------------------------------------------------------
                              Pension or
                               Retirement     Estimated        Total
                                Benefits        Annual      Compensation
                               Accrued as      Benefits       from the
                              Part of Fund       Upon           Fund
      Name of Trustee           Expenses      Retirement      Complex+*
------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------
Joseph Alaimo                 $          0   $          0   $     21,250
------------------------------------------------------------------------
Graham T. Allison, Jr.        $          0   $          0   $     74,535
------------------------------------------------------------------------
Edward A. Benjamin**          $          0   $          0   $     12,161***
------------------------------------------------------------------------
Daniel M. Cain                $          0   $          0   $     76,887
------------------------------------------------------------------------
Kenneth J. Cowan              $          0   $          0   $     81,637
------------------------------------------------------------------------
Paul G. Chenault**            $          0   $          0   $     21,250
------------------------------------------------------------------------
Richard Darman                $          0   $          0   $     76,410
------------------------------------------------------------------------
Sandra O. Moose               $          0   $          0   $     71,285
------------------------------------------------------------------------
John A. Shane                 $          0   $          0   $     71,660
------------------------------------------------------------------------
Pendleton P. White            $          0   $          0   $     76,410
------------------------------------------------------------------------

------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------
Peter S. Voss                 $          0   $          0   $          0
------------------------------------------------------------------------
John T. Hailer                $          0   $          0   $          0
------------------------------------------------------------------------
Robert J. Blanding            $          0   $          0   $          0
------------------------------------------------------------------------

* Amounts include payments deferred by trustees for 2002. The total amount of deferred compensation for all periods through December 31, 2002 accrued for the trustees is as follows: Allison ($789,587); Cain ($119,353); Cowan ($153,462) and Darman ($165,158).

** Messrs. Benjamin and Chenault became Trustees of trusts in the CDC Nvest Funds Trusts in May 2003 and received no compensation from these trusts for the fiscal year ended December 31, 2002.

*** Total compensation figures include compensation received from the series of the New England Zenith Fund advised by Loomis Sayles and its affiliates (four prior to May 1, 2002, two thereafter). Mr. Benjamin no longer serves as the director of any series of the New England Zenith Fund.

+ Total Compensation represents amounts paid during 2002 to a trustee for serving on the board of trustees of eight (8) trusts with a total of twenty-one
(21) funds as of December 31, 2002. The Trustees did not receive any compensation from Loomis Sayles Funds I as of September 30, 2002.

     The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees. As a result of this arrangement, each trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

     At August 20, 2003, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of each Fund and each Trust, except that the officers and trustees of the Trust owned beneficially 21.46% of the Loomis Sayles Research Fund. The amount includes shares held by the Loomis Sayles Employees'

Profit Sharing Plan (the "Profit Sharing Plan") or the Loomis Sayles Funded Pension Plan (the "Pension Plan").

     As of August 20, 2003, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 35.31% of the Loomis Sayles Growth Fund, 8.38% of the Loomis Sayles International Equity Fund, 28.99% of the Loomis Sayles Investment Grade Bond Fund, and 13.64% of the Loomis Sayles Research Fund.

     As of July 31, 2003 the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 7.33% of the Loomis Sayles Growth Fund, 14.31% of the Loomis Sayles International Equity Fund, and 62.53% of the Loomis Sayles Research Fund.

     The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory /Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Robert Ix, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton, Paul Sherba and Kurt Wagner. Except for Timothy Hunt, John DeBeer and Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

     As of December 31, 2002, the trustees had the following ownership in the
Funds:

                                                                                                      Aggregate Dollar
                                                                                                       Range of Equity
                                                                                                      Securities in All
                                                                                                         Registered
                                                                                                    Investment Companies
                                                                                                     Overseen by Trustee
                                                                                                        in Family of
                                                                                                    Investment Companies*
                                                                                                    ---------------------
INDEPENDENT TRUSTEES

Joseph Alaimo            Intermediate Duration Fixed Income Fund - E                                         E

Graham T. Allison Jr.**  AEW Real Estate Fund - E                     Star Advisers Fund - E                 E
                         Targeted Equity Fund - E

Edward A. Benjamin                                                                                           A

Daniel M. Cain**         Star Small Cap Fund - D                                                             D

Paul G. Chenault**       Research Fund - B                                                                   B

Kenneth J. Cowan**       AEW Real Estate Fund - C                     Core Plus Bond Fund - C                E

                         Government Securities Fund - B               Capital Growth Fund - B

                         High Income Fund - B                         Growth and Income Fund - B

                         Limited Term U.S. Government Fund - B        Large Cap Growth Fund - B

                         Small Cap Growth Fund - B                    Short Term Bond Fund - E

                         Star Small Cap Fund - B                      Star Advisers Fund - C

                         Star International Fund - B                  Star Value Fund - C

                         Targeted Equity Fund - C                     Strategic Income Fund - C

                         Focused Value Fund - B

Richard Darman**         Star Advisers Fund - D                       Star International Fund - D            E

                         Targeted Equity Fund - D

Sandra O. Moose**        Star Advisers Fund - E                                                              E

John A. Shane            A                                                                                   A

Pendleton P. White**     Growth and Income Fund - B                   High Income Fund - B                   B

                         Star International Fund - B

**Amounts include "notional" amounts held through the deferred compensation plan.

                                                                            Aggregate Dollar
                                                                             Range of Equity
                                                                            Securities in All
                                                                               Registered
                                                                          Investment Companies
                                                                           Overseen by Trustee
                                                                              in Family of
                                                                          Investment Companies*
                                                                          ---------------------

Name of Trustee       Dollar Range of Equity Securities in the Fund(s)*
-------------------   -------------------------------------------------
INTERESTED TRUSTEES

Robert J. Blanding    Institutional High Income Fund - C                            E

                      Aggressive Growth Fund - C

                      Growth Fund - E

                      Loomis Sayles International Equity Fund - C

                      Investment Grade Bond Fund - B

                      Research Fund - E

                      Small Cap Growth Fund - E

                      Small Cap Value Fund - E

                      Value Fund - C

John T. Hailer**      Growth and Income Fund - C                                    D

                      Star Growth Fund - C

Peter Voss**          AEW Real Estate Fund - E                                      E

<F1>
**Amounts include "notional" amounts held through the deferred compensation plan.
<F2>
* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

Advisory and Subadvisory Agreements
-----------------------------------

     Each Fund's advisory agreement with CDC IXIS Advisers (with AEW Management and Advisors, L.P. ("AEW") in the case of the AEW Real Estate Fund, with Capital Growth Management Limited Partnership ("CGM") in the case of Targeted Equity Fund and with Loomis Sayles & Company, L.P. ("Loomis Sayles") in the case of High Income Fund, Limited Term U.S. Government Fund, Strategic Income Fund (the "Income Funds"), Municipal Income Fund (one of the "Tax Free Income Funds"), Growth Fund, Loomis Sayles International Equity Fund, Research Fund (the "Loomis Sayles Equity Funds"), and Investment Grade Bond Fund (the "Loomis Sayles Fixed Income Fund")), provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.

     Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust and Ownership of Shares.")

     Each Fund's advisory agreement (except in the case of AEW Real Estate Fund, Targeted Equity Fund, the Income Funds, Tax Free Income Funds, Loomis Sayles Equity Funds and Loomis Sayles Fixed Income Fund) and, where applicable, each Fund's subadvisory agreement(s), provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and CDC Nvest Funds Trust III have received an exemptive order from the SEC that permits CDC IXIS Advisers to amend existing subadvisory agreements, where applicable, when approved by the relevant Fund's Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without obtaining shareholder approval, if approved by the relevant Trust's Board of Trustees. Before a CDC Nvest Fund can begin to rely on the exemptions described above, a majority of the shareholders of the Fund must approve the ability of the Fund to rely on the exemptive order. Certain CDC Nvest Funds have already received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.

     Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940
Act). In addition, each agreement with Loomis Sayles will automatically terminate if its relevant Trust or Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the Trust or Loomis Sayles. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement.

     Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     In addition to serving as investment adviser to each series of Loomis Sayles Funds II (formerly, "Loomis Sayles Funds"), Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds I (formerly, "Loomis Sayles Investment Trust"), a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

     CDC IXIS Advisers oversees the portfolio management services provided to their Funds by each of their subadvisers and provides certain administrative services. Subject to the review of the Board of Trustees, CDC IXIS Advisers monitors each subadviser to assure that the subadviser is managing a Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, CDC IXIS Advisers and CIS also provide subadvised Funds with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. In the case of the Income and Tax Free Income Funds, which are directly advised by Loomis Sayles, CDC IXIS Advisers provides various administrative services to the Core Plus Bond Fund, Government Securities Fund and Massachusetts Tax Free Income Fund. In addition, CDC IXIS Advisers does not determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different Funds (or segments of a Star Fund) or may be acquired for one Fund (or segment of a Star Fund) at a time when the subadviser of another Fund (or segment) deems it appropriate to dispose of the security from that other Fund (or segment). Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the broader securities is appropriate. Because each subadviser directs the trading for its segment or segments of a Star Fund, and does not aggregate its transactions with those of the other subadvisers, a Star Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Star Fund.

     CDC IXIS Advisers may terminate any subadvisory agreement without shareholder approval. In such case, CDC IXIS Advisers will either enter into an agreement with another subadviser to manage the Fund or Star Fund segment or allocate the segment's assets among the other segments of the Star Fund.

     Under each advisory agreement with Loomis Sayles, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceeds the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

     As described in the Prospectuses, Loomis Sayles has agreed to certain additional contractual arrangements to limit certain Fund's expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

Board Approval of the Existing Advisory and Subadvisory Agreements

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory and subadvisory agreements at most of its meetings throughout the year. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory and subadvisory agreements of the Funds are reviewed each year by the Board of Trustees to determine whether the agreements should be renewed for an additional one-year period. Renewal of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

     In connection with their meetings, the trustees receive materials specifically relating to the existing advisory and subadvisory agreements. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) the adviser's and/or subadviser's results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of the advisers' and subadvisers' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the adviser or subadviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the advisers and/or subadvisers.

     The Board of Trustees most recently approved the renewal of the Trusts' advisory and subadvisory agreements at their meeting held in May 2003, and for certain new series of Loomis Sayles Funds II on June 12, 2003. On that date, the Board of Trustees also approved amendments to advisory contracts for the Income Funds,

Tax Free Income Funds, Growth Fund, Loomis Sayles International Equity Fund, Research Fund and Investment Grade Bond Fund. In considering the advisory and subadvisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory and subadvisory agreements included the following:

          . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

          . whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed each Fund's investment performance as well as each Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

          . the nature, quality, cost and extent of administrative and shareholder services performed by the advisers, subadvisers and affiliated companies, under the existing advisory and subadvisory agreements and under separate agreements covering transfer agency functions and administrative services.

          . each Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the advisers and subadvisers relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the adviser or subadviser, such as the engagement of affiliates of the adviser or subadviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the adviser or subadviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory and subadvisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

          . the level of the advisers' and subadvisers' profits in respect of the management of the Funds. The Trustees considered the profits realized by the advisers and subadvisers in connection with the operation of each Fund.

          . whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory and subadvisory agreements should be continued through May 31, 2004.

Information About the Organization and Ownership of the Advisers and Subadvisers
--------------------------------------------------------------------------------
of the Funds
------------

     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), formed in 1995, is a limited partnership whose sole general partner, CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC ("CDC IXIS Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"). CDC IXIS Distribution Corporation is also the sole general partner of the Distributor and the sole shareholder of CIS, the transfer and dividend disbursing agent of the Funds. CDC IXIS Asset Management North America owns the entire limited partnership interest in each of CDC IXIS Advisers and the Distributor. CIS has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Funds to third parties.

     CDC IXIS Asset Management North America is an indirect subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary investment management subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major French diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. CDC IXIS Asset Management is owned 80% by CDC IXIS, a French investment bank that in turn is owned jointly by CDC and Eulia. Eulia, a French financial institution, is a joint venture between CDC and the Caisse Nationale des Caisses d'Epargne, an association of French savings banks. CDC owns 35% of the Caisse Nationale des Caisses d'Epargne. The remaining 20% of CDC IXIS Asset Management is owned by CNP Assurances, a leading French insurance company. CDC owns 37% of CNP Assurances. The main place of business of CDC IXIS Asset Management is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 26-28, rue Neuve Tolbiac, 75658 Paris Cedex 13. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Eulia and Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

     CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units.

     AEW Management and Advisors, L.P. ("AEW") is a registered investment adviser whose origins date back to 1981. AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in AEW. AEW is the adviser of the AEW Real Estate Fund.

     Capital Growth Management, L.P. ("CGM") is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert
L. Kemp and G. Kenneth Heebner. CDC IXIS Asset Management North America owns a majority limited partnership interest in CGM. In addition to advising CDC Nvest Funds, CGM acts as investment adviser of CGM Capital Development Fund and CGM Trust and also provides investment advice to other mutual funds and other institutional and individual clients.

     Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), was established in 1976 in order to provide investment management services for institutions and mutual funds. Mercury Advisors is affiliated with Merrill Lynch Investment Managers ("MLIM"). Mercury Advisors is a limited partnership and is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.

     Hansberger Global Investors, Inc. ("Hansberger") was formed in 1994 and is a wholly-owned subsidiary of Hansberger Group, Inc. Hansberger specializes in global investing, managing separate portfolios and institutional mutual funds. Hansberger is an affiliated money manager of CDC IXIS Asset Management North America.

     Harris Associates L.P. ("Harris Associates") was organized in 1976 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1976. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

     Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in

Loomis Sayles.

     Miller Anderson is a Delaware corporation incorporated on September 19, 1990, and a wholly-owned subsidiary of Morgan Stanley. Miller Anderson conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley Investment Management, Inc. is a subadviser to the Star Growth Fund, and does business in certain instances as Miller Anderson.

     RS Investment Management, L.P. ("RS Investments ") was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. and its subsidiary, RS Investments, from BankAmerica Corporation.

     Salomon Brothers Asset Management Inc ("Salomon Brothers") was founded in 1987 and provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon Brothers has offices in 22 countries, research centers in six cities worldwide and employs approximately 200 investment professionals. Salomon Brothers is also one of the affiliated investment advisory entities of Citigroup Asset Management ("Citigroup").

     Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson") was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. Vaughan Nelson is a limited partnership whose sole general partner, Vaughan, Nelson, Scarborough & McCullough, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Vaughan Nelson.

     Westpeak Global Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Westpeak.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by
-------------------------------------------------------------------------------
Advisers and Subadvisers; Cross Relationships of Officers and Trustees
----------------------------------------------------------------------

     AEW Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which its subadvised Funds also invest. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities, which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

     CGM The other investment companies and clients served by CGM sometimes invest in securities in which its subadvised Funds also invest. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

     Hansberger Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. Research services furnished by firms through which its subadvised Funds effect their securities transactions may be used by Hansberger in servicing all of its accounts; not all of such services may be used by Hansberger in connection with its subadvised Funds. In the opinion of Hansberger, it is not possible to measure separately the benefits from research services to each of the accounts (including its subadvised Funds) managed by Hansberger. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of Hansberger, such costs to its subadvised Funds will not be disproportionate to the benefits received by it on a continuing basis. If purchase or sale of securities consistent with the investment policies of the subadvised Funds and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated among its subadvised Funds and such other clients pursuant to guidelines deemed fair and reasonable by Hansberger. Generally, under those guidelines, its subadvised Funds and other participating clients will be allocated securities on a prorated basis.

     Harris Associates Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which its subadvised Funds may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the subadvised Funds to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold.

     Loomis Sayles Loomis Sayles has organized its business into three investment groups: The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the Funds advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

     Mercury Advisors Because of different objectives or other factors, a particular security may be bought for one or more clients of Mercury Advisors or an affiliate (including Merrill Lynch) when one or more clients of Mercury Advisors or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve its subadvisee or other clients or funds for which Mercury Advisors or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Mercury Advisors or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Miller Anderson Some securities considered for investment for its subadvised Funds may also be appropriate for other clients serviced by Miller Anderson. Miller Anderson may place a combined order for two or more accounts or Portfolios for the purchase or sale of the same security. Transactions involving combined orders are allocated in a manner deemed to be equitable. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by Miller Anderson is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by Miller Anderson.

     RS Investments RS Investments manages some of the Funds in the CDC Nvest Funds Trusts and serves as an investment adviser or sub-adviser to other mutual funds and separate accounts. Investment decisions for its subadvised Funds and for other investment advisory clients of RS Investments and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in RS Investments' opinion is equitable to each and in accordance with the amount being purchased or sold by each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investments employs staffs of portfolio managers who draw upon a variety of resources for research information.

     Salomon Brothers In addition to buying and selling securities for its Funds, Salomon Brothers buys and sells securities for other clients, and may buy or sell securities for one or more clients, including its subadvised Funds, simultaneously. In accordance with applicable law, Salomon Brothers may, but is not obliged to, combine or "bunch" orders for the same security. In order to ensure that no client account is disadvantaged in a bunched transaction, each client participates at the average share price for all of the Salomon Brothers' transactions in that security on that day for such bunched order. Securities purchased or sold in a bunched transaction generally are allocated pro-rata to participating client accounts, but may be allocated according to a different method, provided that such allocation is deemed by Salomon Brothers to be fair and equitable and consistent with Salomon Brothers' fiduciary responsibilities to its clients.

     Allocation decisions may vary from transaction to transaction and depend upon factors, including but not limited to the type of investment, the number of shares purchased or sold, the size of the account, and the size of an existing security position in a client account. In the event that a pro-rata allocation would cause one or more participating accounts to receive a small number of securities so as not, in Salomon Brothers' determination, to be meaningfully beneficial to such accounts(s), Salomon Brothers may allocate the securities to client accounts in a manner determined in good faith to be fair and equitable.

     Vaughan Nelson In addition to managing its Funds, Vaughan Nelson serves as investment adviser to foundations, university endowments and corporate retirement and family/individual core funds. Portfolio transactions for each client account are generally completed independently, except when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously, a "blocked order". Blocked orders are averaged as to the price and are generally allocated on a pro rata basis based upon the actual purchase or sell orders placed for each security. Block orders are undertaken when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions. In this event, the transactions are averaged as to the price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client account. Such orders are combined when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions.

     Westpeak Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which its subadvisees also may invest. When these Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each (or if filled over the course of more than one day, allocated randomly using algorithms generated by its trade order management system). It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for these Funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Funds or the price at which a security may be sold.

Description Of the Multi-adviser Approach of the Star Funds
-----------------------------------------------------------

     CDC IXIS Advisers believes that the multi-adviser approach to equity investing of the Star Funds - one that combines the varied styles of the subadvisers in selecting securities for the Funds' portfolios - offers a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that assigning portfolio management responsibility for a Fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, there is no assurance that a Fund will in fact achieve superior or less variable results over any period of time.

     On a daily basis, capital activity will be allocated equally by CDC IXIS Advisers among the segments of each Star Fund. However, CDC IXIS Advisers may, subject to review of the applicable Trust's Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of each Fund will perform differently from the other segments of the Fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments.

     The Board of Trustees of the Trusts has adopted asset allocation guidelines for the Star Funds to ensure that no segment of any Star Fund becomes too large or too small relative to the other segments of that Star Fund due to performance, market conditions or other factors. CDC IXIS Advisers will generally monitor the asset allocation of the various Star Funds' segments on a monthly basis and when any one segment rises above or falls below the measures stated in the guidelines, action will generally be taken to reallocate cash flow away or towards a specific segment. CDC IXIS Advisers may, subject to the review of the Board of Trustees of the Trusts, allocate net investment capital differently among any of the subadvisers.

Distribution Agreements and Rule 12b-1 Plans
--------------------------------------------

     Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

     The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

     Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. (Note that certain Funds do not offer Class C shares.)

     Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

     The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

     Prior to 1993, reimbursable expenses of the Distributor could be carried forward for reimbursement in future years. Subsequently, the Class A Plan for each Fund was amended to stop allowing new sums to be carried forward and the Distributor was only permitted to carry forward sums that had already accrued. The amounts of unreimbursed Class A expenses carried over into 2003 from previous plan years were as follows:

                                 Amount Carried
             Fund                    Forward      Amendment Date*
------------------------------   --------------   ---------------
          Star Value             $    1,651,994       9/13/93
        Targeted Equity          $    2,030,882       6/01/93
        Core Plus Bond           $    1,919,349       9/13/93
        Capital Growth           $      563,284       9/13/93
     Government Securities       $    1,583,658       9/24/93
       Municipal Income          $    1,700,600       9/13/93
 Limited Term U.S. Government    $    2,272,723       9/24/93
     International Equity        $      514,256       9/13/93

*The Amendment Date is the date that the plans were amended to stop allowing new sums to be added to the amount being carried forward.

     Class A shares of Limited Term U.S. Government Fund and Massachusetts Fund pay a monthly distribution fee at an annual rate not to exceed 0.10% of each Fund's average daily net assets. This fee is payable only to reimburse the Distributor for expenses incurred in connection with the distribution of each Fund's shares, but unreimbursed expenses can be carried forward into future years.

     Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month.

     Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

     Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the CDC Nvest Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the relevant Funds based on their relative net assets.

Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

     The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds' shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of CDC IXIS Asset Management North America and may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares. (Note that certain Funds do not currently offer Class Y shares.)

     The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

     The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

     With the exception of the Distributor, its direct and indirect parent companies and those Trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and
(3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

     The Distributor controls the words "CDC Nvest" in the names of the Trusts and the Funds and if it should cease to be the principal distributor of the Funds' shares, the Trusts or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust , Loomis Sayles Funds I and certain Funds in Loomis Sayles Funds
II. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.

     The portion of the various fees and expenses for Classes A, B and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below.

All Income Funds (except Limited Term U.S. Government Fund)
-----------------------------------------------------------

     For Class A shares of the Income Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

                                        Maximum
                                      Sales Charge        Maximum           Maximum         Maximum
                                          Paid        Reallowance or      First Year       First Year
                                      by Investors       Commission       Service Fee     Compensation
                                    (% of offering    (% of offering      (% of net      (% of offering
Investment                               price)            price)         investment)        price)
Less than $100,000                            4.50%             4.00%            0.25%             4.25%
$100,000 - $249,999                           3.50%             3.00%            0.25%             3.25%
$250,000 - $499,999                           2.50%             2.15%            0.25%             2.40%
$500,000 - $999,999                           2.00%             1.70%            0.25%             1.95%

Investments of $1 million or more
First $3 million                              none              1.00%(1)        0.255              1.25%
Excess over $3 million                        none              0.50%(1)         0.25%             0.75%

Investments with no                           none              0.00%            0.25%             0.25%
Sales Charge (2)
0.25%

Limited Term U.S. Government Fund

                                        Maximum
                                      Sales Charge        Maximum           Maximum         Maximum
                                          Paid        Reallowance or      First Year       First Year
                                      by Investors       Commission       Service Fee     Compensation
                                    (% of offering    (% of offering      (% of net      (% of offering
Investment                               price)            price)         investment)        price)
Less than  $100,000                           3.00%             2.70%            0.25%             2.95%
$100,000 - $249,999                           2.50%             2.15%            0.25%             2.40%
$250,000 - $499,999                           2.00%             1.70%            0.25%             1.95%
$500,000 - $999,999                           1.25%             1.00%            0.25%             1.25%

Investments of $1 million or more
First $3 million                              none              1.00%(1)         0.25%             1.25%
Excess over $3 million                        none              0.50%(1)         0.25%             0.75%

Investments with no                           none              0.00%            0.25%             0.25%
Sales Charge (2)

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of those Funds offering Class Y shares, which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Income Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

     The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Income Funds that are paid to securities dealers are shown below:

Limited Term U.S. Government Fund

                                   Maximum
                              Front -End Sales       Maximum        Maximum         Maximum
                               Charge Paid by    Reallowance or    First Year     First Year
                                  Investors        Commission     Service Fee    Compensation
                              (% of offering     (% of offering    (% of net    (% of offering
Investment                         price)            price)       investment)       price)
All amounts for Class B                   none              2.75%        0.25%            3.00%

Class C amounts purchased at              none              1.00%        0.00%            1.00%
NAV (1)
All other amounts for Class C             1.00%             2.00%        0.00%            2.00%


(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A, B and C shares under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

High Income, Strategic Income, Core Plus Bond and Government Securities Funds (Class B only for Government Securities Funds)

                                   Maximum
                               Front-End Sales       Maximum        Maximum         Maximum
                               Charge Paid by    Reallowance or    First Year     First Year
                                  Investors        Commission     Service Fee    Compensation
                              (% of offering     (% of offering    (% of net    (% of offering
Investment                         price)            price)       investment)       price)
All amounts for Class B                   none              3.75%        0.25%            4.00%

Class C amounts purchased at              none              1.00%        0.00%            1.00%
NAV (1)
All other amounts for Class C             none              2.00%        0.00%            2.00%

Municipal Income Fund
---------------------

     For Class A shares of the Municipal Income Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Municipal Income Fund that are paid to securities dealers are shown below:

Municipal Income Fund

                                        Maximum
                                      Sales Charge        Maximum           Maximum         Maximum
                                          Paid        Reallowance or      First Year       First Year
                                      by Investors       Commission       Service Fee     Compensation
                                    (% of offering    (% of offering      (% of net      (% of offering
Investment                               price)            price)         investment)        price)
Less than   $100,000                          4.50%             4.00%            0.25%             4.25%
$100,000 - $249,999                           3.50%             3.00%            0.25%             3.25%
$250,000 - $499,999                           2.50%             2.15%            0.25%             2.40%
$500,000 - $999,999                           2.00%             1.70%            0.25%             1.95%

Investments of $1 million or more
First $3 million                              none              1.00%(1)         0.25%             1.25%
Excess over $3 million                        none              0.50%(1)         0.25%             0.75%

Investments with no                           none              0.00%            0.25%             0.25%
Sales Charge (2)

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of those Funds offering Class Y shares, which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A, B and C shares of the Income Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

     The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Municipal Income Fund that are paid to securities dealers are shown below:

Municipal Income Fund

                               Maximum
                          Front -End Sales     Maximum        Maximum       Maximum
                           Charge Paid by   Reallowance or  First Year     First Year
                             Investors        Commission    Service Fee   Compensation
Investment                 (% of offering   (% of offering   (% of net   (% of offering
                                price)          price)      investment)      price)
All amounts for Class B               none            3.75%        0.25%           4.00%

Massachusetts Fund
------------------

     For Class A shares of the Massachusetts Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Massachusetts Fund that are paid to securities dealers are shown below:

                                 Maximum
                              Sales Charge        Maximum           Maximum         Maximum
                                Paid  by       Reallowance or     First Year       First Year
                                Investors        Commission       Service Fee     Compensation
                             (% of offering    (% of offering      (% of net     (% of offering
Investment                       price)            price)         investment)        price)
Less than $50,000                      4.25%             3.75%           0.25%             4.00%
Less than $100,000                     4.00%             3.50%           0.25%             3.75%
$100,000 -$249,999                     3.50%             3.00%           0.25%             3.25%
$250,000 -$499,999                     2.50%             2.15%           0.25%             2.40%
$500,000 -$999,999                     2.00%             1.70%           0.25%             1.95%

Investments of $1 million or more
First $3 million                       none              1.00%(1)        0.25%             1.25%
Excess over $3 million                 none              0.50%(1)        0.25%             0.75%

Investments with no
Sales Charge (2)                       none              0.00%           0.25%             0.25%

<F1>
(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

<F2>
(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for the Massachusetts Fund under the section entitled "Ways to Reduce or Eliminate Sales Charges."


     The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Massachusetts Fund that are paid to securities dealers are shown below:

                           Maximum Reallowance      Maximum First Year      Maximum First Year
                              or Commission            Service Fee            Compensation
Investment                (% of offering price)   (% of net investment)   (% of offering period)
All amounts for Class B                    3.75%                   0.25%                    4.00%


Equity Funds and Star Funds
---------------------------

     For Class A shares of the Equity Funds and the Star Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Equity and Star Funds that are paid to securities dealers are shown below:

                               Maximum
                             Sales Charge       Maximum           Maximum          Maximum
                              Paid  by       Reallowance or      First Year      First Year
                              Investors       Commission        Service Fee     Compensation
                           (% of offering    (% of offering      (% of net      (% of offering
Investment                      price)          price)           investment)        price)
Less than $50,000*                   5.75%             5.00%            0.25%             5.25%
Less than $100,000                   4.50%             4.00%            0.25%             4.25%
$100,000 - $249,999                  3.50%             3.00%            0.25%             3.25%
$250,000 - $499,999                  2.50%             2.15%            0.25%             2.40%
$500,000 - $999,999                  2.00%             1.70%            0.25%             1.95%

Investments of $1 million or more
First $3 million                     none              1.00%(1)         0.25%             1.25%
Excess over $3 million               none              0.50%(1)         0.25%             0.75%

Investments with no
Sales Charge (2)                     None              0.00%            0.25%             0.25%

* (Targeted Equity Fund only) For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the funds, which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Equity Funds and the Star Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges.

     The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Equity and Star Funds that are paid to securities dealers are shown below:

                                Maximum
                            Front -End Sales     Maximum        Maximum       Maximum
                             Charge Paid by   Reallowance or  First Year     First Year
                               Investors        Commission    Service Fee   Compensation
                             (% of offering   (% of offering   (% of net   (% of offering
Investment                       price)           price)      investment)      price)
All amounts for Class B                 none            3.75%        0.25%           4.00%

Class C amounts purchased
at NAV (1)                              none            1.00%        0.00%           1.00%
All other amounts for
Class C                                 1.00%           2.00%        0.00%           2.00%

<F1>
(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Equity Funds and Star Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

Growth Fund, Loomis Sayles International Equity Fund and Research Fund+
-----------------------------------------------------------------------

     For Class A shares of the Loomis Sayles Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Loomis Sayles Funds that are paid
                                       56
to securities dealers are shown below:

                               Maximum
                             Sales Charge     Maximum             Maximum       Maximum
                               Paid  by    Reallowance or       First Year     First Year
                              Investors      Commission         Service Fee   Compensation
                           (% of offering  (% of offering       (% of net    (% of offering
Investment                     price)          price)           investment)      price)
-------------------------------------------------------------------------------------------
Less than $50,000                    5.75%           5.00%             0.25%           5.25%
-------------------------------------------------------------------------------------------
50,000 $99,999                       4.50%           4.00%             0.25%           4.25%
-------------------------------------------------------------------------------------------
$100,000 - $249,999                  3.50%           3.00%             0.25%           3.25%
-------------------------------------------------------------------------------------------
$250,000 - $499,999                  2.50%           2.15%             0.25%           2.40%
-------------------------------------------------------------------------------------------
$500,000 - $999,999                  2.00%           1.70%             0.25%           1.95%
-------------------------------------------------------------------------------------------
Investments of $1 million or more
-------------------------------------------------------------------------------------------
First $3 million                     None            1.00%(1)          0.25%           1.25%
-------------------------------------------------------------------------------------------
Excess over $3 million               None            0.50%(1)          0.25%           0.75%
-------------------------------------------------------------------------------------------
Investments with no
Sales Charge (2)                     None            0.00%             0.25%           0.25%
-------------------------------------------------------------------------------------------

<F1>
+ Prior to September 12, 2003, Growth Fund, Loomis Sayles International Equity Fund and Research Fund offered Institutional, Retail and Admin Classes of shares. On May 21, 2003, Admin Class shares were merged into Retail Class shares; and on September 12, 2003, Retail Class shares were converted to Class A shares of the Funds. On September 12, 2003, Institutional Class shares were converted to Class Y shares of the Funds.

<F2>
(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

<F3>
(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

     The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Loomis Sayles Funds that are paid to securities dealers are shown below:

                                 Maximum
                             Front -End Sales     Maximum        Maximum       Maximum
                              Charge Paid by   Reallowance or  First Year     First Year
                                Investors        Commission    Service Fee   Compensation
                              (% of offering   (% of offering   (% of net   (% of offering
Investment                        price)           price)      investment)      price)
All amounts for Class B                  none            3.75%        0.25%           4.00%

Class C amounts purchased
at NAV (1)                               none            1.00%        0.00%           1.00%
All other amounts for
Class C                                  1.00%           2.00%        0.00%           2.00%

<F1>
(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Research Fund under the section entitled "Ways to Reduce or Eliminate Sales Charges."

Investment Grade Bond Fund+
---------------------------

     For Class A shares of the Investment Grade Bond Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

                               Maximum
                             Sales Charge     Maximum           Maximum         Maximum
                               Paid  by    Reallowance or      First Year      First Year
                              Investors      Commission        Service Fee   Compensation
                           (% of offering  (% of offering       (% of net    (% of offering
Investment                      price)          price)          nvestment)       price)
Less than $100,000                   4.50%           4.00%             0.25%           4.25%
$100,000 - $249,999                  3.50%           3.00%             0.25%           3.25%
$250,000 - $499,999                  2.50%           2.15%             0.25%           2.40%
$500,000 - $999,999                  2.00%           1.70%             0.25%           1.95%

Investments of $1 millio nor more
First $3 million                     none            1.00%(1)         0.255            1.25%
Excess over $3 million               none            0.50%(1)          0.25%           0.75%

Investments with no
Sales Charge (2)
0.25%                                none            0.00%             0.25%           0.25%

<F1>
+ Prior to September 12, 2003, Investment Grade Bond Fund offered Institutional, Retail and Admin Classes of shares. On May 21,2003, Admin Class shares were merged into Retail Class shares; and on September 12, 2003, Retail Class shares were converted to Class A shares of the Funds. On September 12, 2003, Institutional Class shares were converted to Class Y shares of the Funds.

<F2>
(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

<F3>
(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

     The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Loomis Sayles Funds that are paid to securities dealers are shown below:

                                 Maximum
                             Front -End Sales     Maximum        Maximum       Maximum
                              Charge Paid by   Reallowance or  First Year     First Year
                                Investors        Commission    Service Fee   Compensation
                              (% of offering   (% of offering   (% of net   (% of offering
Investment                        price)           price)      investment)      price)
All amounts for Class B                  None            3.75%        0.25%           4.00%

Class C amounts purchased
at NAV (1)                               None            1.00%        0.00%           1.00%
All other amounts for
Class C                                  1.00%           2.00%        0.00%           2.00%

<F1>
(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Investment Grade Bond Fund under the section entitled "Ways to Reduce or Eliminate Sales Charges."

All Funds
---------

     Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A or Class C shares to investment dealers from time to time.

     For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or if the account is registered in street name.

     The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A or Class C shares, (ii) additional compensation with respect to the sale of Class A, B and C shares and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm.

The commissions and sales charges for the last three fiscal years were allocated as follows:

CDC NVEST TRUST I

                                                            12/31/00       12/31/01       12/31/02
                                                          ------------   ------------   ------------
Total commissions on sales of Class A shares              $  7,347,997   $  3,227,553   $  2,020,945
   Amount reallowed to other securities dealers           $  6,408,805   $  2,813,759   $  1,771,806
   Amount retained by Distributor                         $    939,192   $    413,794   $    249,139

Total CDSCs on redemptions of Classes A, B and C shares   $  3,045,740   $  2,711,885   $  2,994,886
   Amount paid to FEP Capital, L.P.                       $  2,809,976   $  2,638,993   $  2,925,808
   Amount retained by Distributor*                        $    235,764   $     72,892   $     69,078

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust I.

CDC NVEST TRUST II

                                                            12/31/00       12/31/01       12/31/02
                                                          ------------   ------------   ------------
Total commissions on sales of Class A shares              $    991,221   $    498,712   $    342,644
   Amount reallowed to other securities dealers           $    865,094   $    434,971   $    302,974
   Amount retained by Distributor                         $    126,127   $     63,741   $     39,670

Total CDSCs on redemptions of Classes A, B and C shares   $    925,772   $    610,331   $    580,262
   Amount paid to FEP Capital, L.P.                       $    900,489   $    584,849   $    546,418
   Amount retained by Distributor*                        $     25,283   $     25,482   $     33,844

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust II.

CDC NVEST TRUST III

                                                            12/31/00       12/31/01       12/31/02
                                                          ------------   ------------   ------------
Total commissions on sales of Class A shares              $     67,184   $    968,230   $    960,935
   Amount reallowed to other securities dealers           $     58,409   $    867,217   $    836,537
   Amount retained by Distributor                         $      8,775   $    101,013   $    124,398

Total CDSCs on redemptions of Classes A, B and C shares   $     63,607   $    122,392   $    452,097
   Amount paid to FEP Capital, L.P.                       $     63,187   $    115,155   $    382,823
   Amount retained by Distributor*                        $        420   $      7,237   $     69,274

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust I.

CDC NVEST COMPANIES TRUST I

                                                             1/31/01        1/31/02        1/31/03
                                                          ------------   ------------   ------------
Total commissions on sales of Class A shares              $     17,176   $     93,187   $    135,998
   Amount reallowed to other securities dealers           $     15,047   $     81,047   $    118,572
   Amount retained by Distributor                         $      2,129   $     12,140   $     17,426

Total CDSCs on redemptions of Classes A, B and C shares   $          0   $      2,388   $     34,634
   Amount paid to FEP Capital, L.P.                       $          0   $      1,908   $     32,065
   Amount retained by Distributor*                        $          0   $        480   $      2,569

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Companies Trust I.

The Funds of Loomis Sayles Funds II did not impose sales charges or CDSCs during the last three fiscal years.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian for Trusts within the CDC Nvest Funds Trusts and for the Loomis Sayles High Income Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Municipal Income Fund. As such, IBT holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, IBT receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

     State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the custodian for Trusts within the Loomis Sayles Funds Trusts, other than the Loomis Sayles High Income Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Municipal Income Fund. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

Independent Accountants. The Trusts' independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of each Fund's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in those Funds' Annual Reports for the year ended (January 31, 2003 with respect to the CDC Nvest Companies Trust I and September 30, 2003 with respect to Loomis Sayles Funds II other than the Loomis Sayles High Income Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Municipal Income Fund) and incorporated by reference into this statement, have been so included in reliance on the reports of the Trusts' independent accountants, given on the authority of said firm as experts in auditing and accounting.

Other Arrangements
------------------

Arrangements with the CDC Nvest Funds Trusts
--------------------------------------------

     Pursuant to a contract between the Trusts and CIS, CIS, whose principal business address is 399 Boylston Street, Boston, Massachusetts, 02116, acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. For these services CIS received the following fees from the Funds for the fiscal year ended December 31, 2002:

                                                               Fiscal Year Ended
Fund                                                           December 31, 2002
----------------------------                                   -----------------
AEW Real Estate Fund*                                          $          71,324
Balanced                                                       $         353,904
Core Plus Bond                                                 $         425,926
Capital Growth                                                 $         367,794
Government Securities                                          $         145,812
Growth and Income                                              $         894,117
High Income                                                    $         103,655
International Equity                                           $         155,751
Large Cap Growth                                               $         126,745
Limited Term U.S. Government                                   $         224,651
Massachusetts                                                  $         167,287
Municipal Income                                               $         242,523
Focused Value                                                  $         512,989
Star Advisers                                                  $       2,683,340
Star Growth                                                    $         243,167
Star Small Cap                                                 $         412,941
Star Value                                                     $         546,585
Star International                                             $         485,021
Strategic Income                                               $         348,358
Targeted Equity                                                $       3,111,797

*For the fiscal year ended January 31, 2003.

     CIS has subcontracted with State Street Bank and Trust Company ("State Street Bank") for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, CIS pays BFDS a monthly per account fee. In addition, pursuant to other service agreements, Classes A, B and C shareholders may pay service fees to other firms that provide similar services for their own shareholder accounts.

     In addition, during the fiscal year ended December 31, 2002, CIS performed certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, CIS provides the following services to the Funds: (i) it provides personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds,
(ii) it provides services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) it handles the various registrations and filings required by various regulatory authorities.

     For these services CIS received the following fees from the Funds for the fiscal years ended December 31, 2000, 2001 and 2002 (as noted, certain Funds had different fiscal year ends):

                                     Fiscal Year Ended December 31,
                               ------------------------------------------
Fund                               2000           2001           2002
----------------------------   ------------   ------------   ------------
Balanced                       $     72,761   $     63,803   $     70,972
Core Plus Bond                 $    107,368   $    150,335   $    181,783
Capital Growth                 $     93,578   $     74,676   $     57,966
Government Securities          $     29,718   $     41,391   $     52,701
Growth and Income              $    200,274   $    190,310   $    158,120
High Income                    $     46,176   $     42,424   $     32,625
International Equity           $     42,639   $     34,862   $     23,636
Large Cap Growth**             $     76,480   $     17,644   $     70,000
Limited Term U.S. Government   $     53,070   $     64,921   $     78,121
Massachusetts                  $     34,415   $     47,060   $     56,477
Municipal Income               $     55,603   $     74,157   $     85,701
Focused Value**                          --   $     55,808   $     70,000
Star Advisers                  $    582,494   $    527,505   $    467,413
Star Growth*                   $     96,610   $     15,781   $    100,000
Star Small Cap                 $     90,439   $     85,996   $     72,774
Star Value                     $     78,585   $     94,408   $     91,232
Star International             $     98,789   $     91,945   $     80,628
Strategic Income               $    104,135   $    118,473   $    124,140
Targeted Equity                $    636,976   $    557,169   $    515,966

     *For the fiscal year ended June 30, 2001, the period from July 1, 2001 to December 31, 2001 and the fiscal year ended December 31, 2002.

     **For the fiscal year ended September 30, 2001, the period from October 1, 2001 to December 31, 2001 and the fiscal year ended December 31, 2002.

     For these services CIS received the following fees from the AEW Real Estate Fund for the fiscal years ended January 31, 2001, 2002 and 2003:

                                    Fiscal Year Ended December 31,
                               ------------------------------------------
Fund                               2001           2002           2003
----------------------------   ------------   ------------   ------------
AEW Real Estate Fund           $     18,482   $      3,109   $     12,987

Arrangements with the Loomis Sayles Funds Trusts
------------------------------------------------

     Loomis Sayles performs certain accounting and administrative services for series of the Loomis Sayles

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

Funds, pursuant to an administrative services agreement (the "Administrative Services Agreement") with this Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, Loomis Sayles Funds reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. Beginning May 8, 2002, Loomis Sayles is paid at an annual rate of 0.035% of each Fund's average daily net assets for these services. For these services, Loomis Sayles was reimbursed or was paid by the Loomis Sayles Trust, on behalf of the Funds listed below, the following amounts:

                                May 8, 2000      Fiscal Year      Fiscal Year
                                    to              Ended            Ended
                              Sept. 30, 2000   Sept. 30, 2001   Sept. 30, 2002
                              --------------   --------------   --------------
Loomis Sayles Growth Fund     $        5,063   $       10,516   $       10,070
Loomis Sayles
   International Equity
   Fund                       $       15,275   $       29,088   $       24,425
Loomis Sayles Investment
   Grade Bond Fund            $        2,985   $       20,220   $       61,782
Loomis Sayles Research Fund   $          149   $        1,466   $        6,720

     CIS performs transfer agency services for Loomis Sayles Funds I and Loomis Sayles Funds II. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trust pays CIS for its services based on the number of open accounts.

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

All Income Funds. In placing orders for the purchase and sale of portfolio securities for each Income Fund, Loomis Sayles always seeks the best price and execution. Some of each Income Fund's portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

All Equity Funds. In placing orders for the purchase and sale of equity securities, each Equity Fund's adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Subject to the overriding objective of obtaining the best possible execution of orders, each Fund's adviser and subadviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions

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

involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Funds or Segments Advised by CGM. In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

Funds or Segments Sub-Advised by Harris Associates. In placing orders for the purchase and sale of portfolio securities for its subadvised Funds, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.

     Harris Associates selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such an evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker that Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Rules of the NASD, and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of its subadvised Funds by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

     Harris Associates may cause its subadvisees to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Funds and its other clients. Harris Associates' authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

Funds or Segments Sub-Advised by Hansberger. Subject to policies established by the Board of Trustees, Hansberger is responsible for decisions to buy and sell securities for its Fund and for the placement of its Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or its Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate its segment of the Fund's portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to its Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any.

     In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, Hansberger may, upon directions of the Trustees or the Fund, consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute its Fund's portfolio transactions.

     Subject to best execution, Hansberger may cause its subadvised Fund to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by its Fund unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger's overall responsibilities with respect to the accounts over which it exercises investment discretion.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where Hansberger itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Hansberger's allocation of the costs of such benefits and services between those that primarily benefit Hansberger and those that primarily benefit its Fund and other advisory clients.

     Twice a year, Hansberger, through a committee of its securities analysts and trading personnel, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of its Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger's evaluation of all applicable considerations, including but not limited to Hansberger's best execution undertaking.

     Hansberger may direct the purchase of securities on behalf of its Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     Hansberger is responsible for selecting brokers in connection with non-U.S. securities transactions. Commissions paid in connection with certain non-U.S. stock transactions may be higher than negotiated commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

Funds or Segments Sub-Advised by Loomis Sayles. Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection
-----------------------------------------------------------

     Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

"Soft Dollars"
--------------

     Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

     The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with "soft dollars" include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

     If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use "soft dollars" to pay for the portion of the cost relating to its research use.

     In connection with Loomis Sayles' use of "soft dollars", a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

     Loomis Sayles may use "soft dollars" to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

     Loomis Sayles' use of "soft dollars" to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of "soft dollars" also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

     For purposes of this "Soft Dollars" discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

Funds or Segments Sub-Advised by Mercury Advisors. Subject to policies established by the Board of Trustees, Mercury Advisors is primarily responsible for the execution of its Fund's portfolio transactions and the allocation of brokerage. Subject to policies established by the Trustees, Mercury Advisors may have an obligation to deal with a particular dealer or group of dealers in the execution of transactions in portfolio securities of the Fund but otherwise does not use any particular broker or dealer. In executing transactions with brokers and dealers, Mercury Advisors seeks to obtain the best results for its Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operations facilities of the firm and the firm's risk in positioning a block of securities. While Mercury Advisors generally seeks reasonably competitive commission rates, its Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which its Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

     Subject to obtaining the best net results, brokers who provide supplemental investment research services to Mercury Advisors may receive orders for transactions by its Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by Mercury Advisors under its Subadvisory Agreement, and the expense of Mercury Advisors will not necessarily be reduced as a result of the receipt of such supplemental information. If, in the judgment of Mercury Advisors, its Fund will benefit from supplemental research services, Mercury Advisors is authorized to pay brokerage commissions to a

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

broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which Mercury Advisors exercises investment discretion. Conversely, its Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Mercury Advisors anticipates that its brokerage transactions for its Fund involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transactions costs on foreign stock exchange transactions generally are higher than in the United States, although Mercury Advisors will endeavor to achieve the best net results in effecting portfolio transactions for its Fund. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

     When trading in securities markets with dealers on a principal basis, including in the OTC market, Mercury Advisors will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of Mercury Advisors may serve as its broker in securities transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Mercury Advisors may not purchase securities for its Fund during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff, or in accordance with the terms of any applicable SEC exemptive relief.

Funds or Segments Sub-Advised by Miller Anderson. In seeking best execution on portfolio transactions, Miller Anderson will consider all matters it deems relevant, which may include the following: Miller Anderson's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; Miller Anderson's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

     Although Miller Anderson generally seeks competitive commission rates and dealer spreads, the Fund advised by Miller Anderson will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. In addition, the Fund may pay higher commission rates or markups than the lowest available when Miller Anderson believes it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker or dealer effecting the transaction. Miller Anderson uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client.

     When trading in securities markets with dealers on a principal basis, including in the OTC market, Miller Anderson will not deal with affiliated persons, including Morgan Stanley & Co., Inc. ("Morgan Stanley") and its affiliates, in connection with such transactions. However, an affiliated person of Miller Anderson may serve as its broker in securities transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Miller Anderson may not purchase securities for its Fund during the existence of any underwriting syndicate for such securities of which Morgan Stanley is a member or in a private placement in which Morgan Stanley or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff, or in accordance with the terms of any applicable SEC exemptive relief.

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

Funds or Segments Sub-Advised by RS Investments. It is the policy of RS Investments, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this Fund in the future, and the financial strength and stability of the broker.

     Subject to the policy of seeking best execution of orders at the most favorable prices, RS Investments may execute transactions with brokerage firms which provide research services and products to RS Investments. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist RS Investments in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit RS Investments to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. RS Investments may receive a benefit from these research services and products that is not passed on, in the form of a direct monetary benefit, to this Fund. If RS Investments determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, RS Investments may allocate the cost of such service or product accordingly. The portion of the product or service that RS Investments determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for RS Investments. Subject to the standards outlined in this and the preceding paragraph, RS Investments may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by RS Investments to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

     Research services and products may be useful to RS Investments in providing investment advice to any of the funds or clients it advises. Likewise, information made available to RS Investments from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

     Subject to the policy of seeking the best execution of orders, sales of shares of the Funds may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this Fund.

     Because selection of executing brokers is not based solely on net commissions, the Funds advised by RS Investments may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. RS Investments will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for RS Investments to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of RS Investments, better prices and execution are available elsewhere.

Funds or Segments Sub-Advised by Salomon Brothers. Salomon Brothers buys and sells securities for Funds it subadvises subject to overall review by the Board of Trustees. Although investment decisions of its Fund are made independently from those of other accounts managed by Salomon Brothers, investments of the type that the Fund may make also may be made by those other accounts. When the subadvised Fund and one or more other accounts managed by Salomon Brothers are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by Salomon Brothers to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the segment or the size of the position obtained or disposed of by the Fund.

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

Allocation of transactions on behalf of the subadvised Fund, including their frequency, to various dealers is determined by Salomon Brothers in its best judgment and in a manner deemed fair and reasonable to the Fund's shareholders. The primary considerations of Salomon Brothers in allocating transactions are availability of the desired security and prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to Salomon Brothers may receive orders for portfolio transactions by the Fund. Such information is received in addition to, not in lieu of, services required to be performed by Salomon Brothers, and the fees of Salomon Brothers are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to Salomon Brothers in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to Salomon Brothers in carrying out its obligations to the Fund.

The subadvised Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which Salomon Brothers is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but are not subject to a similar limitation.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Salomon Brothers seeks the best overall terms available. In assessing the best overall terms available for any transaction, Salomon Brothers will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of any commission, for both the specific transaction and on a continuing basis. In addition, Salomon Brothers, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, may consider the brokerage and research services provided to the segment by prospective brokers or dealers, the other funds and/or other accounts over which Salomon Brothers or its affiliates exercise investment discretion.

Funds or Segments Sub-Advised by Vaughan Nelson. In placing orders for the purchase and sale of securities for its Funds, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson's expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the NASD, Vaughan Nelson may, however, consider purchases of shares of the Fund and other funds managed by Vaughan Nelson by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

In placing orders for the purchase and sale of securities for the Fund, Vaughan Nelson may cause its Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson's overall responsibilities to the Trust and its other clients.

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

Vaughan Nelson's authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

Funds or Segments Sub-Advised by Westpeak. In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

General
-------

     Subject to procedures adopted by the Board of Trustees of each Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with CDC IXIS Asset Management North America or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, except to the extent permitted by the SEC pursuant to exemptive relief or otherwise.

     Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions. However, the Trusts have obtained exemptive relief from the SEC permitting segments of the Star Funds to enter into principal transactions with affiliates of the subadvisers to other segments of the same Star Fund (but not affiliates of the subadviser to such segment or of CDC IXIS Advisers and its affiliates).

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, an adviser or subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by the Distributor. In addition, the adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that an adviser or subadviser will seek best execution.

     It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

--------------------------------------------------------------------------------
                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES
--------------------------------------------------------------------------------

     CDC Nvest Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust has changed several times

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

since its organization - from the date of its organization to September 1986, the name of the Trust was "The New England Life Government Securities Trust"; from September 1986 to March 1994, its name was "The New England Funds"; from April 1994 to January 2000, its name was "New England Funds Trust I"; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust I"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust I." The Trust has 11 separate portfolios. Prior to January 5, 1996, the Municipal Income Fund was "New England Tax Exempt Income Fund"; and prior to September 15, 2003, the name of the Fund was "CDC Nvest Municipal Income Fund." The initial Fund of the Trust (now the Loomis Sayles Government Securities Fund) commenced operations on September 16, 1985. CDC Nvest International Equity Fund commenced operations on May 22, 1992. Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992; prior to September 15, 2003, the Fund was named "CDC Nvest Capital Growth Fund." Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995, and was reorganized as a series of Loomis Sayles Funds II on September 12, 2003. Star International Fund was organized in 1995 and commenced operations on December 29, 1995; prior to September 15, 2003, the Fund was named CDC Nvest Star Worldwide Fund. Star Small Cap Fund was organized in 1996 and commenced operations on December 31, 1996. Large Cap Growth Fund and Star Growth Fund were organized in 2001 and commenced operations on November 16, 2001 and November 30, 2001, respectively. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:

            Corporation                      Date of Commencement of Operations
-----------------------------------          -----------------------------------

NEL Growth Fund, Inc.*                                      1968
NEL Retirement Equity Fund, Inc.**                          1970
NEL Equity Fund, Inc.***                                    1968
NEL Income Fund, Inc.****                                   1973
NEL Tax Exempt Bond Fund, Inc.*****                         1977

     * Predecessor of the Targeted Equity Fund (prior to November 12, 2001, the name of the Fund was "CDC Nvest Growth Fund"; prior to September 15, 2003, the name of the Fund was "CDC Nvest Targeted Equity Fund.")
     ** Predecessor of the Star Value Fund (prior to February 28, 2000, the name of the Fund was "Nvest Value Fund")
     ***   Predecessor of the Balanced Fund.
     ***** Predecessor of the Municipal Income Fund, which was reorganized into Loomis Sayles Funds II on September 12, 2003 and renamed the "Loomis Sayles Municipal Income Fund."

     CDC Nvest Funds Trust II is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single Fund (now the Harris Associates Growth and Income Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act; prior to September 15, 2003, the Fund's name was "CDC Nvest Growth and Income Fund." The name of the Trust has changed several times since its organization - from its date of organization until December 1988, its name was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until March 1994, its name was "TNE Funds Trust"; from April 1994 to January 2000, its name was "New England Funds Trust II"; from January 2000 to April 2001 the name of the Trust was "Nvest Funds Trust II"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust II." The Trust has 2 separate portfolios. High Income Fund and Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. In addition, the High Income Fund was reorganized into Loomis Sayles Funds II on September 12, 2003, and was renamed the "Loomis Sayles High Income Fund." Limited Term U.S. Government Fund was organized in 1988, commenced operations in January 1989, and was reorganized into the Loomis Sayles Funds II on September 12, 2003 (renamed the "Loomis Sayles Limited Term U.S. Government Fund"). Prior to May 1, 1999, the name of Growth and Income Fund, which was organized in 1931 and commenced operations on May 6th of that year, was "Growth Opportunities Fund."

     CDC Nvest Funds Trust III is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated August 22, 1995, as amended. The name of the Trust was "New England

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

Funds Trust III" from the date of its organization until January 2000; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust III," and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust III." The Trust has 1 portfolio. Harris Associates Focused Value Fund was organized in 2001 and commenced operations March 15, 2001; prior to September 15, 2003, it was named CDC Nvest Select Fund.

     CDC Nvest Companies Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust was "Nvest Companies Trust I" from the date of its organization until May 2001 when the name was changed to "CDC Nvest Companies Trust I." The Trust had one portfolio. The AEW Real Estate Fund commenced operations on September 1, 2000.

     Loomis Sayles Funds II, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991. The Trust has 14 portfolios. On September 12, 2003, the following Funds were reorganized from the CDC Nvest Funds Trusts into series of Loomis Sayles Funds II: Loomis Sayles High Income Fund (formerly, the "CDC Nvest High Income Fund"); Loomis Sayles Limited Term U.S. Government Fund (formerly, the "CDC Nvest Limited Term U.S. Government Fund"); Loomis Sayles Strategic Income Fund (formerly, the "CDC Nvest Strategic Income Fund"; and Loomis Sayles Municipal Income Fund (formerly, the "CDC Nvest Municipal Income Fund"). In addition, on September 12, 2003, the following four Loomis Sayles Funds converted to the multi-class structure offered by the CDC Nvest Funds Trusts: Loomis Sayles Growth Fund; Loomis Sayles International Equity Fund; Loomis Sayles Research Fund; and Loomis Sayles Investment Grade Bond Fund.

     The Declarations of Trust of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I and Loomis Sayles Funds II permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the respective Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The shares of all the Funds (except as noted in this Statement and in each of the Fund's Prospectuses) are divided into four classes: Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectuses. As disclosed in the prospectus, not every Fund offers each class of shares. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

     The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

     The Declarations of Trust also permit each Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While each Trust's Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

     The Declarations of Trust provide for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights
-------------

     Shareholders of all Funds other than the AEW Real Estate Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders of the AEW Real Estate Fund are entitled to one full vote for each dollar of net asset value (number of shares owned multiplied by net asset value per share) of the Fund, and each fractional dollar amount shall be entitled to a proportionate fractional vote.

     All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value of at least $25,000 (with respect to all Trusts except Loomis Sayles Funds I and Loomis Sayles Funds II) or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

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

     No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

     The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of the Trusts.

Code of Ethics
--------------

     The Funds, their advisers and subadvisers, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permits employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

     A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. The portfolio turnover rate for the fiscal period ended December 31, 2002 was significantly higher for the Large Cap Growth Fund, the Star Growth Fund, the High Income Fund and the Strategic Income Fund compared to the prior fiscal period due to, among other things, the extreme volatility in the financial markets during the last several years. It is impossible to predict with

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

certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser or subadviser believes that portfolio changes are appropriate.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

     For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

     Shares may also be purchased either in writing, by phone (except for Class Y shares), by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the NASD and that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares (except for Class Y shares). For more information, see the section entitled "Shareholder Services" in this Statement.

     A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

     The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

     At the discretion of the Distributor, Bank Trust Departments or Trust Companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information.

     If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

     The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

     The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally

4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in CDC IXIS Advisers' or Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers or Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in CDC IXIS Advisers' or Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Income Funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value.

     Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

     The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share or a Class C share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B or Y share of a Fund is the next-determined net asset value.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES
--------------------------------------------------------------------------------

     The following special purchase plans are summarized in the Prospectuses and are described in greater detail below.

     Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the CDC Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund, CDC Nvest Fund, or Loomis Sayles Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

     Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

     A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

     A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

     The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

     State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

     Combining Accounts. Purchases of all series and classes of the CDC Nvest Funds (excluding the CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the

"Money Market Funds") unless the shares were purchased through an exchange with another CDC Nvest Fund) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

     Combining with Other Series and Classes of the CDC Nvest Funds. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Funds unless such shares were purchased by exchanging shares of any other CDC Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.

     Clients of Advisers or Subadvisers. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares and no front-end sales charge applies to investments of $25,000 or more in Class C shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

     Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares and there is no front-end sales charge related to investments in Class C shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

     Investment Advisory Accounts. Class A or Class C shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

     Certain Broker-Dealers and Financial Services Organizations. Class A or Class C shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by CDC IXIS Advisers, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees. Class C shares may be purchased at net asset value by an investor who buys through a Merrill Lynch omnibus account. However, a CDSC will apply if shares are sold within 12 months of purchase. Certain Retirement Plans. Class A and Class C shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

     Bank Trust Departments or Trust Companies. Class A and Class C shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

     Certain Accounts of Targeted Equity Fund. For accounts established prior to February 28, 1997, having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.

     The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts
-------------

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. CIS may charge a fee for providing duplicate information.

     The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

     The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)
------------------------------------------------------

     Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, or through payroll deduction, and are forwarded to CIS for investment in the Fund. A plan may be opened with an initial investment of $25 or more and thereafter regular monthly checks of $25 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application or payroll deduction authorization form must be completed to open an automatic investment plan and may be obtained by calling the Distributor at 800-225-5478 or your investment dealer or by visiting our Website at www.cdcnvestfunds.com.

     This program is voluntary and may be terminated at any time by CIS upon notice to existing plan participants.

     The Investment Builder Program plan may be discontinued at any time by the investor by written notice to CIS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
--------------------------------------------------------------------------
Shares)
-------

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

     The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

     Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)

     An investor owning a Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

     A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

     In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

     All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A and Class C shares) at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Tax Status" below for certain information as to federal income taxes.

     It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A and Class C shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. CDC Nvest Funds may modify or terminate this program at any time.

     Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program
--------------------------------

     You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege
------------------

     A shareholder may exchange the shares of any Fund for shares of the same class of an other CDC Nvest Fund, Money Market Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Funds for shares of the same class of any other CDC Nvest Fund listed below, subject to those funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established on or after December 1, 2000 may exchange into Class C shares of a CDC Nvest Fund subject to its sales charge and CDSC schedule. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established prior to December 1, 2000 or that have been previously subject to a front-end sales charge may exchange into Class C shares of a CDC Nvest Fund without paying a front-end sales charge. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares, or for Class A shares of the Money Market Funds. These options are summarized in the Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or CIS at 800-225-5478 or (2) a written exchange request to the Fund or CDC IXIS Asset Management Services, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

     Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

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

     Before requesting an exchange into any other CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

The investment objectives of the CDC Nvest Funds, Money Market Funds and Loomis Sayles Funds II as set forth in their prospectuses are as follows:

Equity Funds:
-------------

     CDC Nvest AEW Real Estate Fund seeks to provide investors with above-average income and long-term growth of capital.

     Harris Associates Focused Value Fund seeks long-term capital appreciation.

     CGM Advisor Targeted Equity Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

     Westpeak Capital Growth Fund seeks long-term growth of capital.

     Harris Associates Growth and Income Fund seeks opportunities for long-term capital growth and income.

     CDC Nvest International Equity Fund seeks total return from long-term capital growth and dividend income.

     CDC Nvest Large Cap Growth Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential.

     Loomis Sayles Growth Fund seeks long-term growth of capital.

     Loomis Sayles International Equity Fund seeks high investment total return through a combination of capital appreciation and current income.

     Loomis Sayles Research Fund seeks to provide long-term growth of capital.

Star Funds:
-----------

     CDC Nvest Star Advisers Fund seeks long-term growth of capital.

     CDC Nvest Star International Fund seeks long-term growth of capital.

     CDC Nvest Star Small Cap Fund seeks capital appreciation.

     CDC Nvest Star Value Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.

     CDC Nvest Star Growth Fund seeks long-term growth of capital.

Income Funds:
-------------

     Loomis Sayles Government Securities Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

     Loomis Sayles Limited Term U.S. Government Fund seeks a high current return consistent with preservation of capital.

     Loomis Sayles Strategic Income Fund seeks high current income with a secondary objective of capital growth.

     Loomis Sayles Core Plus Bond Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

     Loomis Sayles High Income Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

     Loomis Sayles Investment Grade Bond Fund seeks high total investment return through a combination of current income and capital appreciation.

Tax Free Income Funds:
----------------------

     Loomis Sayles Municipal Income Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers, which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

     Loomis Sayles Massachusetts Tax Free Income Fund seeks as high a level of current income exempt from federal and Massachusetts personal income taxes.

Money Market Funds:
-------------------

     CDC Nvest Cash Management Trust - Money Market Series seeks maximum current income consistent with preservation of capital and liquidity.

     CDC Nvest Tax Exempt Money Market Trust seeks current income exempt from federal income taxes consistent with preservation of capital and liquidity.

As of June 30, 2003, the net assets of the CDC Nvest Funds and the Money Market Funds totaled approximately $4.2 billion.

Automatic Exchange Plan (Classes A, B and C Shares)
---------------------------------------------------

     As described in the Prospectus following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until CIS is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from CIS or your financial representative to establish an Automatic Exchange Plan.

Broker Trading Privileges
-------------------------

     The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a

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

broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R)and Web
-------------------------------------------------------------------------------
Site
----

     CDC Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R) or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

            CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

     The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

     The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

     You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

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     You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

     You agree that CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

     CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

     The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

     Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds makes no warranties concerning the availability of Internet services or network availability.

     CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to CDC Nvest Funds should be sent to:

     CDC Nvest Funds
     P. O. Box 219579
     Kansas City, MO 64121-9579

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

Notification may also be made by calling 800-225-5478 during normal business hours.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

     The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

     To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

     Class B shares purchased prior to May 1, 1997 are not subject to a CDSC on redemption.

     Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file.

     If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

     In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.cdcnvestfunds.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to CIS or your investment dealer a completed Service Options Form, which may require a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the

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

account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. CIS, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, if may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

     Check writing is available on Class A shares of Limited Term U.S. Government Fund and Massachusetts Fund. To elect check writing for your account, select the check writing option on your application and complete the attached signature card. To add check writing to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The check writing privilege does not apply to shares for which you have requested share certificates to be issued. Check writing is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. Limited Term U.S. Government Fund, Massachusetts Fund and the Distributor are in no way responsible for any check writing account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

     The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

     The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

     The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

     The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

     A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

     In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the

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

required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

     The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although it reserves the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Small Account Policy
--------------------

     When your account falls below a set minimum as determined by the Board of Trustees from time to time, the Fund may charge you a fee in the amount of $20. You will have 30 days after being notified of the Fund's intention to charge you a fee to increase your account to the set minimum. This does not apply to certain qualified retirement plans. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Funds also reserve the right to close your account and send you the proceeds if the balance in your account below a set minimum as determined by the Board of Trustees.

Reinstatement Privilege (Class A and Class C shares only)
---------------------------------------------------------

     The Prospectus describes redeeming shareholders' reinstatement privileges for Class A and Class C shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

     Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------
                          STANDARD PERFORMANCE MEASURES
--------------------------------------------------------------------------------

Calculations of Yield
---------------------

     Each Fund may advertise the yield of each class of its shares. Yield for each class will be computed pursuant to a formula prescribed by the SEC by annualizing net investment income per share earned for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax

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

exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect.

     Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

     Each of the Tax Free Funds may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket. To see the taxable equivalent yield calculation charts for these Funds, see the section entitled "Miscellaneous Investment Practices."

     At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

Calculation of Total Return and Average Annual Total Return.
------------------------------------------------------------

     Total return (including average annual total return) is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. Each Fund may show total return, average annual total return, average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) of each class for the one-year, five-year and ten-year periods (or for the period since inception, if shorter)through the end of the most recent calendar quarter. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1)adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) at the beginning of the period all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result where appropriate. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

Performance Comparisons

     Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc.("Morningstar") or Lipper, Inc. ("Lipper") as having similar investment objectives or styles. Each Fund may also from time to time include in advertisements or information furnished to present or prospective shareholders the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

     The Funds may cite their ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month Treasury Bill return) from the fund's load adjusted total return score. This numerical score is then translated into rating categories with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both. Each Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper.

     Lipper Indices and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop(and place a Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

     Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

     The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index on the ex-dividend date. The index is composed only of publicly traded equity REITs and does not include REITs that invest primarily in healthcare facilities, real estate mortgages, or debt securities.

     The Wilshire REIT Index is a market capitalization-weighted and unmanaged index of U.S. publicly traded REITs. This index is a subset of the Wilshire Real Estate Securities Index.

     The Wilshire Real Estate Securities Index is a market capitalization-weighted and unmanaged index of equity securities whose primary business is equity ownership of commercial real estate, equity (non-health) REITs, and storage properties.

     The Wilshire 4500 Index is an unmanaged index of U.S. mid-and small-sized company stocks.

     The NAREIT Equity Index is a market capitalization-weighted, unmanaged index of equity REITs, which are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

     The S&P 500 Index is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

     The S&P 400 Index is a market capitalization-weighted and unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. This index is comprised of stocks in the middle capitalization range. Any madcap stocks already included in the S&P 500 Index are excluded from this index.

     Standard & Poor's Micropal, Inc. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value

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

that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.

     Standard & Poor's Select Funds are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

     The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one-to ten-year maturities issued by the U.S. Government and U.S. corporations.

     The Lehman Brothers Government Bond Index (the "Lehman Government Index")is a measure of the market value of all public obligations of the U.S. Treasury which must have at least one year to final maturity; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government.

     The Lehman Brothers Intermediate Government Bond Index (the "Lehman Int. Government Index") is a market capitalization-weighted and unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years.

     The Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury. It includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

     Lehman Brothers Government/Credit Intermediate Index. The Lehman Brothers Government/Credit Intermediate Index consists of those bonds held within the Lehman Brothers Government/Credit Bond Index that have an average maturity of 1-10 years.

     The Lehman Brothers High Yield Composite Index is a market-weighted and unmanaged index of fixed-rate, non-investment grade debt.

     The Lehman Brothers Universal Bond Index is an unmanaged index representing 85% of the return of the Lehman Brothers Aggregate Bond Index, 5% of the Lehman Brothers High Yield Corporate Bond Index, 4% of the Lehman Brothers Emerging Market Index, 5% of Eurodollar instruments and 1% of Rule 144A Commercial Paper.

     The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximately 42,000 bonds.

     The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index composed of publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of 1 to 5 years.

     Lehman Brothers 1-3 Year Government Index. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

     Lehman Brothers Government Index. The Lehman Brothers Government Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

     The Lehman Brothers (1-3) Year Government/Credit Bond Index is an unmanaged index of U.S.

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

government and Treasury securities and investment-grade corporate debt issues with maturities of one to three years. This Index is represented by a 65% weighting in the S & P 500 Index and a 35% weighting in the Lehman Government/Credit Index.

     The Dow Jones Industrial Average is a price-weighted and unmanaged index of 30 large industrial stocks traded on the Exchange.

     The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     The Russell 3000 Index is a market capitalization-weighted index that comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

     The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     Russell Mid-Cap Growth Index. The Russell Mid-Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values.

     Morgan Stanley Capital International Emerging Market Index. The Morgan Stanley Capital International Emerging Markets Index is an index that tracks the performance of stocks of issuers from approximately 26 emerging market countries.

     The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") is a market capitalization-weighted and unmanaged index of common stocks traded in Europe, Australia, New Zealand and the Far East. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market values (market price per share times the number of shares outstanding).

     The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

     The Morgan Stanley Capital International World ND Index (the "MSCI World Index") is a market capitalization-weighted and unmanaged index that includes common stock from all 23 MSCI developed market countries. The "ND" indicates that the index is listed in U.S. dollars, with net dividends reinvested.

     MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

     Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

     Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index

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includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating-or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

     Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

     Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500. Advertising and promotional materials may refer to the maturity and duration of the Income Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e., the change in price one can expect from a given change in yield).

     Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for CDC Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to CDC IXIS Asset Management North America, its structure, goals and objectives and the advisory subsidiaries of CDC IXIS Asset Management North America, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding CDC IXIS Asset Management North America, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.

     The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                        Investments At 8% Rate of Return

        5 yrs               10          15          20          25         30

$     50       3,698       9,208      17,417      29,647      47,868      75,015
      75       5,548      13,812      26,126      44,471      71,802     112,522
     100       7,396      18,417      34,835      59,295      95,737     150,029
     150      11,095      27,625      51,252      88,942     143,605     225,044
     200      14,793      36,833      69,669     118,589     191,473     300,059
     500      36,983      92,083     174,173     296,474     478,683     750,148

                        Investments At 10% Rate of Return

        5 yrs               10          15          20          25         30

$     50       3,904      10,328      20,896      38,285      66,895     113,966
      75       5,856      15,491      31,344      57,427     100,342     170,949
     100       7,808      20,655      41,792      76,570     133,789     227,933
     150      11,712      30,983      62,689     114,855     200,684     341,899
     200      15,616      41,310      83,585     153,139     267,578     455,865
     500      39,041     103,276     208,962     382,848     668,945   1,139,663

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     The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the CDC Nvest Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the CDC Nvest Funds. For example, the advertising and sales literature of any of the CDC Nvest Funds, but particularly that of CDC Nvest Star International Fund, Loomis Sayles International Equity Fund and International Equity Fund, may discuss all of the above international developments, including, but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the CDC Nvest Funds or may have influenced past performance or may influence current or prospective performance of the CDC Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trusts, the Distributor and the transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.

     The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

     The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, Fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor.
     Advertising and sales literature may also refer to the beta coefficient of the CDC Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500 Index) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the CDC Nvest Funds may be compared to the beta coefficients of other funds.

     The Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the CDC Nvest Funds and the Distributor as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

     In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

--------------------------------------------------------------------------------

           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

--------------------------------------------------------------------------------

     As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

     Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the

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relevant class of the particular Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by CDC Nvest Funds on or before the record date for such dividend or distribution.

     If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

     Taxation of Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than "exempt-interest

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dividends" paid by the Municipal Income and Massachusetts Funds, as described in the relevant Prospectuses). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

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     Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Massachusetts and Municipal Income Funds. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed Funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.

     Foreign Taxes. Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

     Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

     Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

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     Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

     Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

     Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     Other Tax Matters. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

     Under tax legislation enacted by the Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single rate of tax rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related

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regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The financial statements of the Funds and the related reports of independent accountants included in the Funds' Annual Reports for the year ended December 31, 2002 (January 31, 2003 for CDC Nvest Companies Trust I and September 30, 2002 for series of the Loomis Sayles Funds Trusts other than the High Income Fund, Limited Term U.S. Government Fund, Strategic Income Fund and Municipal Income Fund) are incorporated herein by reference. The financial statements and financial highlights for these Funds included in their 2002 Annual Reports for the year ended December 31, 2002 (January 31, 2003 for CDC Nvest Companies Trust I and September 30, 2002 for series of the Loomis Sayles Funds Trusts other than the High Income Fund, Limited Term U.S. Government Fund, Strategic Income Fund and Municipal Income Fund) and the 2003 Semi-Annual Reports for the period ended June 30, 2003 (March 31, 2003 for series of the Loomis Sayles Funds Trusts other than other than the High Income Fund, Limited Term U.S. Government Fund, Strategic Income Fund and Municipal Income Fund) are incorporated by reference to such reports. The Fund's annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at (800) 225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

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                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's or subadviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser or a subadviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as

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having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

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Standard & Poor's Ratings Services

     Issue Credit Rating Definitions

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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     Speculative Grade

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid. D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

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     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

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

                                   APPENDIX B

                     MEDIA THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                  Global Finance                           Reuters
Adam Smith's Money World            (the) Guarantor                          Rocky Mountain News
America OnLine                      Hartford Courant                         Rukeyser's Business (syndicated column)
Anchorage Daily News                Houston Chronicle                        Sacramento Bee
Arizona Republic                    INC                                      San Diego Tribune
Atlanta Constitution                Indianapolis Star                        San Francisco Chronicle
Atlanta Journal                     Individual Investor                      San Francisco Examiner
Austin American Statesman           International Herald Tribune             San Jose Mercury
Baltimore Sun                       Internet                                 Seattle Post-Intelligencer
Bank Investment Marketing           Investment Advisor                       Seattle Times
Barron's                            Investment Company Institute             Securities Industry Management
Bergen County Record (NJ)           Investment Dealers Digest                Smart Money
Bloomberg Business News             Investment Profiles                      St. Louis Post Dispatch
B'nai B'rith Jewish Monthly         Investment Vision                        St. Petersburg Times
Bond Buyer                          Investor's Business Daily                Standard & Poor's Micropal, Inc.
Boston Business Journal             IRA Report                               Standard & Poor's Outlook
Boston Globe                        Journal of Commerce                      Standard & Poor's Stock Guide
Boston Herald                       Kansas City Star                         Stranger's Investment Advisor
Broker World                        KCMO (Kansas City)                       Stockbroker's Register
Business Radio Network              KOA-AM (Denver)                          Strategic Insight
Business Week                       Los Angeles Times                        Tampa Tribune
CBS and affiliates                  Leckey, Andrew (syndicated               Time
CDA Investment Technologies         column)                                  Tobias, Andrew (syndicated column)
CFO                                 Lear's                                   Toledo Blade
Changing Times                      Life Association News                    UPI
Chicago Sun Times                   Lifetime Channel                         US News and World Report
Chicago Tribune                     Miami Herald                             USA Today
Christian Science Monitor           Milwaukee Sentinel                       USA TV Network
Christian Science Monitor News      Money                                    Value Line
Cincinnati Enquirer                 Money Maker                              Wall St. Journal
Cincinnati Post                     Money Management Letter                  Wall Street Letter
CNBC                                Morningstar                              Wall Street Week
CNN                                 Mutual Fund Market News                  Washington Post
Columbus Dispatch                   Mutual Funs Magazine                     WCVB-TV
CompuServe                          National Public Radio                    WEEI
Dallas Morning News                 National Underwriter                     WHDH
Dallas Times-Herald                 NBC and affiliates                       Worcester Telegram
Denver Post                         New England Business                     World Wide Web
Des Moines Register                 New England Cable News                   Worth Magazine
Detroit Free Press                  New Orleans Times-Picayune               WRKO
Donoghue's Money Fund Report        New York Daily News
Dorfman, Dan (syndicated column)    New York Times
Dow Jones News Service              Newark Star Ledger
Economist                           Newsday
FACS of the Week                    Newsweek
Fee Adviser                         Nightly Business Report
Financial News Network              Orange County Register
Financial Planning                  Orlando Sentinel
Financial Planning on Wall Street   Pension World
Financial Research Corp.            Pensions and Investments
Financial Services Week             Personal Investor


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

Financial Times                     Philadelphia Inquirer
Financial World                     Porter, Sylvia (syndicated column)
Fitch Insights                      Portland Oregonian
Forbes                              Prodigy
Forth Worth Star-Telegram           Public Broadcasting Service
Fortune                             Quinn, Jane Bryant (syndicated column)
Fox Network and affiliates          Registered Representative
Fund Action                         Research Magazine
Fund Decoder                        Resource

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

                                   APPENDIX C

                     ADVERTISING AND PROMOTIONAL LITERATURE

     References may be included in CDC Nvest Funds' advertising and promotional literature to CDC IXIS Asset Management North America and its affiliates that perform advisory and subadvisory functions for CDC Nvest Funds including, but not limited to: Harris Associates, Loomis Sayles, CGM, Westpeak, Jurika & Voyles, Vaughan Nelson, AEW and Reich & Tang Asset Management, LLC. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Family of Funds advised by Harris Associates.

     References to subadvisers unaffiliated with CDC IXIS Asset Management North America that perform subadvisory functions on behalf of CDC Nvest Funds and their respective fund groups may be contained in CDC Nvest Funds' advertising and promotional literature including, but not limited to, Hausberger, Miller Anderson, RS Investments, Salomon Brothers and Mercury Advisors.

     CDC Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

   . Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the CDC Nvest Funds;

   . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

   . Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

   . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

   . The corporate histories, founding dates and names of founders of the entities;

   . Awards, honors and recognition given to the entities:

   . The names of those with ownership interest and the percentage of ownership interest;

   . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

   . Current capitalizations, levels of profitability and other financial and statistical information;

   . Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

   . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

   . Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;

   . Current and historical statistics regarding:

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     - total dollar amount of assets managed - CDC Nvest Funds' assets managed in total and by fund - the growth of assets - asset types managed - numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff - the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or sub-adviser;

   . The general and specific strategies applied by the advisers in the management of CDC Nvest Funds portfolios including, but not limited to:

     - the pursuit of growth, value, income oriented, risk management or there strategies - the manner and degree to which the strategy is pursued - whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes - the types and characteristics of investments sought and specific portfolio holdings - the actual or potential impact and result from strategy implementation - through its own areas of expertise and operations, the value added by sub-advisers to the management process - the disciplines it employs, e.g., a subadviser's buy and sell guidelines, and goals and benchmarks that it establishes in management, e.g., a subadviser's goal to pursue growth at a certain percentage above a specified index - the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and

   . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than CDC Nvest Funds, and those families of funds;, other than CDC Nvest Funds. Any such references will indicate that CDC Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' advisers and sub-advisers, including, but not limited to, those provided by Morningstar, Lipper, Forbes and Worth.

     In addition, communications and materials developed by CDC Nvest Funds will make reference to the following information about CDC IXIS Asset Management North America and its affiliates:

     CDC IXIS Asset Management North America is a subsidiary of CDC Asset Management. CDC Asset Management is part of the investment management arm of France's Caisse des Depots et Consignations, a major diversified financial institution. As of December 31, 2002, CDC DMS Asset Management North America had more than $4.1 billion in assets under management. In addition, promotional materials may include:

   . Specific and general references to CDC Nvest Funds multi-manager approach through CDC IXIS Asset Management North America' affiliates and outside firms including, but not limited to, the following:

   - that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from CDC IXIS Asset Management North America and the other investment managers - other fund companies are limited to a "one size fits all" approach but CDC Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective - in this and other contexts reference may be made to CDC Nvest Funds' slogan "Where The Best Minds Meet"(R) and that CDC Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."

   - CDC IXIS Advisers may distribute sales and advertising materials that illustrate the Star Concept by using historical category comparisons of a general nature. Categories from mutual fund ranking services, such as Morningstar, Inc., are selected for each of the Fund segments based on current investment styles and are subject to change with market conditions. There will be differences between the performance of the categories and the CDC Nvest Star Fund being illustrated. The illustrations are used for hypothetical purposes only as a general demonstration of how the Star Concept works.

     Reference to CDC IXIS Asset Management Advisors Group may appear in Fund advertising and promotional literature. CDC IXIS Asset Management Advisors Group is an unregistered umbrella name that may be

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

used to encompass the products and services offered by both CDC IXIS Asset Management Distributors, L.P., a NASD registered broker/dealer, and CDC IXIS Asset Management Advisers, L.P., a SEC registered investment adviser.

     CDC IXIS Asset Management Advisors Group provides marketing support to various CDC IXIS Asset Management North America affiliated fund groups, broker/dealers and investment advisers, including, but not limited to, CDC Nvest Funds, Loomis Sayles Funds, Loomis, Sayles & Company, L.P., Oakmark Funds, Harris Associates Securities, L.P., Harris Associates, L.P., Delafield Fund, Reich & Tang Capital Management, and AEW Capital Management. From time to time, CDC IXIS Asset Management Advisors Group may also provide similar marketing support to firms unaffiliated with CDC IXIS Asset Management North America.

     References may be included in CDC Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

   . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and other organizations involved in 401(k) and retirement programs with whom CDC Nvest Funds may or may not have a relationship.

   . Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the CDC Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not 11.imited to, Investment Company Institute and other industry authorities, research organizations and publications.

   . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of

     - past, present and prospective tax regulation, IRS requirements and rules, including. gut not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R any other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans; - information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and - current and prospective ERISA regulation and requirements.

   . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the CDC Nvest Funds 401 (k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

     - increased employee retention - reinforcement or creation of morale - deductibility of contributions for participants - deductibility of expenses for employers

     - tax deferred growth, including illustrations and charts - loan features and exchanges among accounts - educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

   . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and CDC Nvest Funds as a 401(k) or retirement plan funding vehicle.

   . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

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     - access to expertise on investments - assistance in interpreting past, present and future market trends and economic events - providing information to clients including participants during enrollment and on an ongoing basis after participation - promoting and understanding the benefits of investing, including mutual fund diversification and professional management.


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